U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

            Pre-Effective Amendment No.               -----

            Post-Effective Amendment No.                9
                                                      -----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

            Amendment No.                               10
                                                      -----

                        (Check appropriate box or boxes)

                           CM ADVISERS FAMILY OF FUNDS
               (Exact Name of Registrant as Specified in Charter)

              805 Las Cimas Parkway, Suite 430, Austin, Texas 78746
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (512) 329-0050

                                  Tina H. Bloom
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
                     (Name and Address of Agent for Service)

                                  With copy to:
                              Jeffrey Skinner, Esq.
                             Kilpatrick Stockton LLP
                             1001 West Fourth Street
                          Winston-Salem, NC 27101-2400

It is proposed that this filing will become effective: (check appropriate box)

      [ ]   immediately upon filing pursuant to paragraph (b)

      [X]   on July 1, 2009 pursuant to paragraph (b)

      [ ]   60 days after filing pursuant to paragraph (a)(1)
      [ ]   on (date)  pursuant to  paragraph  (a)(1)
      [ ]   75 days after filing pursuant to paragraph (a)(2)
      [ ]   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
      [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                CM ADVISERS FUND

                             CUSIP NUMBER 125677104
                               NASDAQ SYMBOL CMAFX

                                CM ADVISERS FIXED
                                   INCOME FUND

                             CUSIP NUMBER 125677203
                               NASDAQ SYMBOL CMFIX


                    SERIES OF THE CM ADVISERS FAMILY OF FUNDS


                                   PROSPECTUS

                                  JULY 1, 2009


                                   MANAGED BY

                         VAN DEN BERG MANAGEMENT I, INC.
                            (D/B/A CM FUND ADVISERS)
                        805 Las Cimas Parkway, Suite 430
                               Austin, Texas 78746


This Prospectus includes important information about the CM Advisers Fund and the CM Advisers Fixed Income Fund (each a "Fund" and collectively, the "Funds"), each a series of the CM Advisers Family of Funds (the "Trust"), that you should know before investing. You should read the Prospectus and keep it for future reference. For questions or for Shareholder Services, please call (888) 859-5856.

      --------------------------------------------------------------------
      These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
      --------------------------------------------------------------------

                                TABLE OF CONTENTS
================================================================================


Risk/Return Summary: CM Advisers Fund.......................................   3

Risk/Return Summary: CM Advisers Fixed Income Fund..........................  10

Fees and Expenses of the Funds..............................................  17

Management and Administration...............................................  19

How Net Asset Value is Determined...........................................  22

How to Buy Shares...........................................................  23

How to Exchange Shares......................................................  27

How to Redeem Shares........................................................  28

Distributions ..............................................................  30

Federal Taxes...............................................................  31

Financial Highlights........................................................  32

For More Information................................................  back cover

CM ADVISERS FUND

                               RISK/RETURN SUMMARY
================================================================================

                              INVESTMENT OBJECTIVE

      The investment objective of the CM Advisers Fund (the "Advisers Fund") is long-term growth of capital. The Fund's investment objective may be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval.

              PRINCIPAL INVESTMENT STRATEGIES OF THE ADVISERS FUND

      To meet its investment objective, the Advisers Fund invests primarily in equity securities of U.S. companies that the Fund's investment adviser, Van Den Berg Management I, Inc. d/b/a CM Fund Advisers (the "Adviser"), believes are undervalued. The Advisers Fund typically invests in common stocks, although it may also invest in other equity securities (e.g., preferred stocks, convertible bonds, convertible preferred stocks, and warrants). In addition, the Advisers Fund retains the flexibility to invest in fixed income securities (e.g., corporate bonds or U.S. Government securities) or cash or cash equivalents (e.g., shares of money market funds, short-term U.S. Government obligations, commercial paper, and repurchase agreements) when the Adviser believes they offer more attractive opportunities.

      EQUITY SECURITIES. In selecting equity securities for the Advisers Fund's portfolio, the Adviser:

      o     Applies  proprietary   research  models  to  determine  a  company's
            intrinsic value (see side box for a discussion of "intrinsic value");

      o Compares the company's intrinsic value to the market prices of the company's securities; and

      o Seeks to purchase equity securities of companies that appear to be "bargains" (i.e., securities that are trading at a significant discount to their intrinsic value).

      In an effort to determine a company's intrinsic value, the Adviser analyzes various quantitative, qualitative, fundamental, and other factors about a company and its business. Information considered may include, without limitation, a company's cash flows, earnings before interest, taxes, depreciation and amortization (EBITDA), price-to-earnings ratios, and business plans. The Adviser also monitors acquisition prices for companies in various industries, and may communicate with companies, their suppliers and customers as part of its research process. Because a company's business, financial,

--------------------------------------------------------------------------------
INTRINSIC VALUE is a concept that refers to what a company is "really" worth. Investment advisers that use intrinsic value (like the Adviser) believe that a company's real value can be best determined by analyzing business, financial, and other factors about the company and its market, and that a company's market price gravitates toward its intrinsic value over time. Accordingly, if the market price of the company's securities is above the Adviser's determination of its intrinsic value, the Adviser believes that the market price will, over time, fall. If the market price is below its intrinsic value, then the Adviser believes it will, over time, rise.
--------------------------------------------------------------------------------
and market circumstances are always changing, the Adviser evaluates intrinsic value for companies in and out of its portfolio on a regular basis. The Advisers Fund generally sells equity securities when the Adviser believes that they no longer represent attractive opportunities, or that they are unlikely to benefit from current business, market, and economic conditions. The Advisers Fund may also sell equity securities when the Adviser believes other opportunities are more attractive.

      The Advisers Fund typically invests in equity securities of U.S. companies, but may also invest in foreign companies. The Advisers Fund may invest in equity securities of companies of any size. The Fund's equity securities may be traded on a national securities exchange or over-the-counter.

      FIXED INCOME SECURITIES. While income from fixed income securities (i.e., interest payments made on bonds and notes) will be a consideration in analyzing potential fixed income securities for the Advisers Fund, the Adviser's primary criteria for fixed income securities relates to their appreciation potential. In selecting fixed income securities for the Advisers Fund, the Adviser generally:

      o Reviews the maturity, yield, and ratings from nationally recognized statistical rating organizations (including Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch, Inc. ("Fitch")) of a fixed income security, both independently and in relation to the Fund's current portfolio;

      o Analyzes the current and projected financial and economic conditions of the issuer and the market for its securities using proprietary research models; and

      o     Seeks to purchase fixed income  securities that the Adviser believes
            (i) fit the desired mix of fixed income securities for the portfolio (e.g., the types of securities, maturities, and yields then targeted for the Fund); and (ii) offer opportunities for price appreciation.

      The Advisers Fund will generally sell fixed income securities when the Adviser believes that they no longer represent attractive values, or no longer fit the desired mix of securities for the Fund. The Advisers Fund may also sell fixed income securities when the Adviser believes other opportunities are more attractive, or when the Adviser wishes to reduce the percentage of fixed income securities in the Fund's portfolio.

      The Advisers Fund may, without limitation, purchase fixed income securities of any credit quality, maturity, or yield. Accordingly, the Advisers Fund may hold fixed income securities that receive the highest ratings from Moody's, S&P, Fitch or a similar rating agency, and fixed income securities that receive lower or the lowest ratings. There is no limitation on the number or amount of lower-rated fixed income securities, such as high-yield or junk bonds, that the Advisers Fund may purchase. The Advisers Fund may also, without limitation, purchase fixed income securities issued by any size company, municipality, or government body.

      While the Advisers Fund's primary focus is on investments in equity and fixed income securities, the Fund may invest in cash or cash equivalent positions when the Adviser believes the equity and fixed income securities markets offer limited investment opportunity or are overpriced. The Advisers Fund may hold cash or cash equivalent positions for extended periods of time while the Adviser waits for the equity and fixed income securities markets to offer more attractive opportunities.

      TEMPORARY DEFENSIVE POSITIONS. The Advisers Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, the Advisers Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When the Advisers Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

      NON-DIVERSIFIED FUND. The Advisers Fund is a "non-diversified" mutual fund. Many mutual funds elect to be "diversified" funds that, as to 75% of their assets, cannot invest more than 5% of their assets in any one security at any given time. A non-diversified fund is not subject to this limitation, and so it may hold a relatively small number of securities in its portfolio. Even a non-diversified fund has to have some diversification for tax purposes. In order to deduct dividends distributed to shareholders under the Internal Revenue Code of 1986, as amended (the "Tax Code"), a mutual fund is required, at the end of each quarter of the taxable year, to have (i) at least 50% of its total assets invested in cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, limited with respect to any one issuer for the purposes of this calculation to an amount not greater than 5% of the value of its total assets, and (ii) not more than 25% of the value of its total assets invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

      PORTFOLIO TURNOVER. Although the Advisers Fund's investment strategy emphasizes longer-term investments that typically result in portfolio turnover of less than 100%, the Fund may, from time to time, have a higher portfolio turnover when the Adviser's implementation of the Fund's investment strategy or a temporary defensive position results in more frequent portfolio trading. Since the Advisers Fund's trades cost the Fund a brokerage commission, high portfolio turnover may have a significant adverse impact on the Fund's performance. In addition, because sales of securities in the Advisers Fund's portfolio may result in taxable gain or loss, high portfolio turnover may result in significant tax consequences for shareholders. For example, if the Advisers Fund experiences high portfolio turnover in a given year, such turnover would likely result in short-term capital gains. Shareholders will be taxed on short-term capital gains at ordinary income tax rates.

--------------------------------------------------------------------------------
"PORTFOLIO TURNOVER" is a ratio that indicates how often the securities in a mutual fund's portfolio change during a year's time. In general, higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes.
--------------------------------------------------------------------------------

      ADDITIONAL INFORMATION ABOUT THE INVESTMENT OBJECTIVE AND STRATEGIES OF THE ADVISERS FUND. An investment in the Advisers Fund should not be considered a complete investment program. An investor's needs will depend largely on his or her
financial  resources  and  individual   investment  goals  and  objectives.   An
investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investors who engage in short-term trading and/or other speculative strategies and styles will not find the Advisers Fund to be an appropriate investment vehicle.

                PRINCIPAL RISKS OF INVESTING IN THE ADVISERS FUND

      All investments carry risks, and an investment in the Advisers Fund is no exception. No investment strategy works all of the time, and past performance is not necessarily indicative of future performance. You may lose money on your investment in the Advisers Fund. To help you understand the risks of investing in the Advisers Fund, the principal risks of an investment in the Fund are generally described below:

      o MARKET RISK - Stock prices are volatile. Market risk refers to the risk that the value of securities in the Advisers Fund's portfolio may decline due to daily fluctuations in the securities markets generally. The Advisers Fund's share price will change daily based on many factors that may generally affect the stock market, including fluctuations in interest rates, national and international economic conditions, and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Advisers Fund's portfolio) may decline, regardless of their long-term prospects.

      o INTEREST RATE RISK - Increases in interest rates typically lower the present value of a company's future earnings stream. Since the market price of a stock changes continuously based upon investors' collective perceptions of future earnings, stock prices will generally decline when investors anticipate or experience rising interest rates. In addition, to the extent the Advisers Fund invests in fixed income securities, the Fund will be subject to the risks that, in general, prices of fixed income securities will rise when interest rates fall and will decline when interest rates rise. These fluctuations in fixed income security prices will be more marked with respect to long-term bonds than with respect to short-term bonds and with respect to lower-rated securities than with respect to higher-rated securities. In addition, the prices of lower coupon bonds are generally more volatile than higher coupon bonds of the same approximate maturity and credit quality.

      o MANAGEMENT STYLE RISK - Different styles of management tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Advisers Fund intends to invest in value-oriented stocks (stocks that the Adviser believes are undervalued), the Fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks (e.g., "growth" stocks selected for growth potential), or that have a broader investment style.

      o BUSINESS AND SECTOR RISK - From time to time, a particular set of circumstances may affect a particular industry or certain companies within the industry, while having little or no impact on other industries or other companies within the industry. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular industry. To the extent the Advisers Fund invests heavily in a particular industry that experiences such a negative impact, the Fund's portfolio will be adversely affected.

      o SMALL COMPANY RISK - Stocks of smaller companies may have more risks than those of larger companies. In general, they have less experienced management teams, serve smaller markets, and find it more difficult to obtain financing for growth or potential development than larger companies. Due to these and other factors, small companies may be more susceptible to market downturns, and their stock prices may be more volatile.

      o NON-DIVERSIFIED FUND RISK - In general, a non-diversified fund may invest a greater percentage of its assets in a particular issuer of securities and may own fewer securities than other mutual funds. Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issue will cause a greater loss for the fund than it would if the fund was required to hold a larger number of securities or smaller positions.

      o FOREIGN SECURITIES RISK - Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting, or disclosure standards, practices, or requirements comparable to those found in the United States. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability and nationalization of companies or industries. In addition, the dividend and interest payable on certain of the Fund's foreign securities may be subject to foreign withholding taxes. Foreign securities also involve currency risk, which is the risk that the value of a foreign security will decrease due to changes in the relative value of the U.S. dollar and the security's underlying foreign currency.

      o CREDIT RISK - The Advisers Fund's fixed income securities will be subject to credit risks. Issuers of fixed income securities who are experiencing difficult economic circumstances, either because of a general economic downturn or individual circumstances, may be unable to make interest payments on their fixed income securities when due. Additionally, issuers of fixed income securities may be unable to repay the principal upon maturity of their fixed income securities. These sorts of "credit risks" are reflected in the credit ratings assigned to fixed income securities by organizations such as Moody's, S&P or Fitch and may cause the price of an issuer's fixed income security to decline and may affect liquidity for the security. Normally, fixed income securities with lower credit ratings will have higher yields than fixed income securities with the highest credit ratings, reflecting the relatively greater risk of fixed income securities with lower credit ratings. Fixed income securities with the lowest credit ratings and highest yields are generally considered "junk bonds," which would be subject to the highest credit risk.

                      PAST PERFORMANCE OF THE ADVISERS FUND

      The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Advisers Fund by showing the changes in the Fund's performance from year to year for each full calendar year since the Fund's commencement of operations, and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. The Advisers Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                                CM ADVISERS FUND
                              CALENDAR YEAR RETURNS

                               [BAR CHART OMITTED]

                               2004          6.69%
                               2005         10.11%
                               2006         12.71%
                               2007         -7.02%

                               2008        -33.76%

      o During the periods shown in the bar chart above, the highest return for a calendar quarter was 4.93% (quarter ended December 31, 2006).

      o During the periods shown in the bar chart above, the lowest return for a calendar quarter was -25.65% (quarter ended December 31, 2008).

      o The 2009 calendar year-to-date total return was -11.64% through March 31, 2009.

      o The redemption fee (equal to 1% of the value of shares redeemed within one year of purchase) is not reflected in the bar chart; if reflected, returns would be lower than those shown.

      The table below shows how the Advisers Fund's average annual total returns compare to those of the Russell 3000(R) Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns shown are not applicable to investors who hold Advisers Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

--------------------------------------------------------------------------------
                                                                     Since
                                                                   Inception
     Average Annual Total Returns                                   (May 13,
(for periods ended December 31, 2008)     One Year    Five Years      2003)
--------------------------------------------------------------------------------
CM Advisers Fund*
   Before Taxes                           -33.76%       -4.00%       -2.54%
   After Taxes on Distributions           -34.29%       -4.63%       -3.11%
   After Taxes on Distributions
      and Sale of Fund Shares             -21.28%       -3.28%       -2.07%
--------------------------------------------------------------------------------
Russell 3000(R) Index**                   -37.31%       -1.95%        1.63%
--------------------------------------------------------------------------------

* THE REDEMPTION FEE (EQUAL TO 1% OF THE VALUE OF SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE) IS NOT INCLUDED IN THE CALCULATION; IF REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN.

** THE RUSSELL 3000(R) INDEX IS A WIDELY RECOGNIZED UNMANAGED INDEX OF COMMON STOCKS OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION. YOU CANNOT INVEST DIRECTLY IN THIS INDEX. THIS INDEX DOES NOT HAVE AN INVESTMENT ADVISER AND DOES NOT PAY ANY COMMISSIONS, EXPENSES, OR TAXES.

CM ADVISERS FIXED INCOME FUND

                              RISK/RETURN SUMMARY
================================================================================

                              INVESTMENT OBJECTIVE

      The investment objective of the CM Advisers Fixed Income Fund (the "Fixed Income Fund") is to seek to preserve capital and maximize total return by using fixed income securities. The Fund's investment objective may be changed by the Board without shareholder approval.

            PRINCIPAL INVESTMENT STRATEGIES OF THE FIXED INCOME FUND

      To meet its investment objective, the Fixed Income Fund invests primarily in U.S. dollar denominated fixed income securities that the Adviser believes are undervalued. The Fixed Income Fund may invest in all types of fixed income securities but will typically invest in fixed income securities such as corporate bonds, U.S. government securities and mortgage-backed securities. In addition to U.S. denominated fixed income securities, the Fixed Income Fund may invest in non-U.S. based fixed income securities (foreign corporate and government notes and bonds), including, without limitation, emerging market fixed income securities, when the Adviser believes they offer more attractive opportunities. Under normal circumstances, at least 80% of the Fixed Income Fund's net assets will be invested in fixed income investments, which include fixed income securities and shares of other investment companies that invest primarily in fixed income securities. Fund shareholders will be provided with at least 60 days' prior notice of any change in the foregoing policy.

      While the Adviser considers potential income from fixed income securities (interest payments to be made on bonds and notes) when evaluating possible investments for the Fixed Income Fund, the Adviser's primary criteria for fixed income securities relates to their appreciation potential. In selecting fixed income securities for the Fixed Income Fund, the Adviser generally:

      o Reviews the maturity, yield, and ratings from nationally recognized statistical rating organizations (e.g., S&P, Moody's and Fitch) of a fixed income security, both independently and in relation to the Fund's current portfolio;

      o Analyzes the current and projected financial and economic conditions of the issuer and the market for its securities using proprietary research models; and

      o     Seeks to purchase fixed income  securities that the Adviser believes
            (i) fit the desired mix of fixed income securities for the portfolio (e.g., the types of securities, maturities and yields then targeted for the Fund); and (ii) offer opportunities for price appreciation.

      The Fixed Income Fund will generally sell fixed income securities when the Adviser believes that they no longer represent attractive values, or no longer fit the desired mix of securities for the Fund.

      The Fixed Income Fund may, without limitation, purchase fixed income securities of any credit quality, maturity, or yield. Accordingly, the Fixed Income Fund may hold fixed income securities that receive the highest ratings from Moody's, S&P, Fitch or a similar rating agency, and fixed income securities that receive lower or the lowest ratings. There is no limitation on the number or amount of lower-rated fixed income securities, such as high-yield or junk bonds, that the Fixed Income Fund may purchase. The Fixed Income Fund may also, without limitation, purchase fixed income securities issued by any size company, municipality or government body and foreign debt instruments, including emerging market debt instruments. Investments in emerging markets are generally less liquid, have smaller market capitalizations and are subject to greater price volatility and less government regulation than securities of more developed countries.

      While the Fixed Income Fund's primary focus is investing in fixed income securities, the Fund may invest in cash or cash equivalent positions (for example, shares of money market funds, short-term U.S. Government obligations, commercial paper or repurchase agreements) when the Adviser believes the fixed income securities markets offer limited investment opportunity or are overpriced. The Fixed Income Fund may hold cash or cash equivalent positions for extended periods of time while the Adviser waits for the fixed income securities markets to offer more attractive opportunities.

      TEMPORARY DEFENSIVE POSITIONS. The Fixed Income Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. During such an unusual set of circumstances, the Fixed Income Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When the Fixed Income Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

      NON-DIVERSIFIED FUND. The Fixed Income Fund is a "non-diversified" mutual fund. Many mutual funds elect to be "diversified" funds that, as to 75% of their assets, cannot invest more than 5% of their assets in any one security at any given time. A non-diversified fund is not subject to this limitation, and so it may hold a relatively small number of securities in its portfolio. Even a non-diversified fund has to have some diversification for tax purposes. In order to deduct dividends distributed to shareholders under the Tax Code, a mutual fund is required, at the end of each quarter of the taxable year, to have (i) at least 50% of its total assets invested in cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, limited with respect to any one issuer for the purposes of this calculation to an amount not greater than 5% of the value of its total assets, and (ii) not more than 25% of the value of its total assets invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

      PORTFOLIO TURNOVER. Although the Fixed Income Fund's investment strategy typically results in portfolio turnover of less than 100%, the Fund may, from time to time, have a higher portfolio turnover when the Adviser's implementation of the Fund's investment strategy or a temporary

--------------------------------------------------------------------------------
"PORTFOLIO TURNOVER" is a ratio that indicates how often the securities in a mutual fund's portfolio change during a year's time. In general, higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes.
--------------------------------------------------------------------------------
defensive position results in more frequent portfolio trading. Because sales of securities in the Fixed Income Fund's portfolio may result in taxable gain or loss, high portfolio turnover may result in significant tax consequences for shareholders. For example, if the Fixed Income Fund experiences high portfolio turnover in a given year, such turnover would likely result in short-term capital gains. Shareholders will be taxed on short-term capital gains at ordinary income tax rates.

      ADDITIONAL INFORMATION ABOUT THE INVESTMENT OBJECTIVE AND STRATEGIES OF THE FIXED INCOME FUND. An investment in the Fixed Income Fund should not be considered a complete investment program. An investor's needs will depend largely on his or her financial resources and individual investment goals and objectives. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investors who engage in short-term trading and/or other speculative strategies and styles will not find the Fixed Income Fund to be an appropriate investment vehicle.

              PRINCIPAL RISKS OF INVESTING IN THE FIXED INCOME FUND

      All investments carry risks, and an investment in the Fixed Income Fund is no exception. No investment strategy works all of the time, and past performance is not necessarily indicative of future performance. You may lose money on your investment in the Fixed Income Fund. To help you understand the risks of investing in the Fixed Income Fund, the principal risks of an investment in the Fund are generally described below:

      o MARKET RISK - Market risk refers to the risk that the value of securities in the Fixed Income Fund's portfolio may decline due to daily fluctuations in the securities markets generally. The Fixed Income Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general fixed income market conditions.

      o MANAGEMENT STYLE RISK - The share price of the Fixed Income Fund also changes daily based on the performance of the securities in which it invests. The ability of the Fixed Income Fund to meet its investment objective is directly related to the Adviser's allocation of the Fund's assets and selection of securities. The Adviser's judgments about the attractiveness, value, and potential income and appreciation of particular fixed income securities, cash or cash equivalents or other investments in which the Fixed Income Fund invests may prove to be incorrect and there is no guarantee that the Adviser's judgment will produce the desired results. In addition, the Fixed Income Fund may allocate its assets so as to under-emphasize or over-emphasize fixed income securities, cash or cash equivalents, or other investments under the wrong market conditions, in which case the Fund's value may be adversely affected.

      o CREDIT RISK - Credit risk is the risk that the issuer of a fixed income security (including corporate, government and mortgage-backed securities) will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer fails to pay interest, the Fixed Income Fund's income will be reduced. If the issuer fails to repay principal, the value of that security and of the Fixed Income Fund's shares may be reduced. To the extent the Fixed Income Fund invests in lower rated fixed income securities, the Fund will be subject to a higher level of credit risk than a fund that invests only in the highest rated fixed income securities.

            Corporate and municipal fixed income securities purchased by the Fixed Income Fund may be of any credit quality, maturity or yield. Accordingly, the Fixed Income Fund's fixed income securities may include "investment grade" securities (those rated at least Baa by Moody's, BBB by S&P or Fitch or, if not rated, of equivalent quality in the Adviser's opinion). However, the Fixed Income Fund's fixed income securities may also include lower-rated securities including, without limitation, high-yield securities ("junk bonds") rated below Baa by Moody's or BBB by S&P or Fitch (see "Junk Bonds or Lower-Rated Securities Risk" below). The Fixed Income Fund's fixed income security investments are subject to risks of non-payment of interest and principal, the risk that bond demand in the marketplace will decrease periodically, and the risk that ratings of the various credit services (and the Adviser's independent assessments of the securities creditworthiness) are or may become inaccurate.

      o JUNK BONDS OR LOWER-RATED SECURITIES RISK - Fixed income securities rated below Baa by Moody's and BBB by S&P or Fitch are generally considered speculative in nature and are generally subject to greater risks with respect to the non-payment of interest and principal and greater market fluctuations than higher-rated fixed income securities. Lower-rated fixed income securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered "below investment-grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fixed Income Fund's net asset value. These risks can reduce the value of the Fixed Income Fund's shares and the income it earns.

      o INCOME RISK - One of the Fixed Income Fund's primary sources of income will be derived from the receipt of interest payments from fixed income securities. An economic downturn or an increase in interest rates may have a negative or adverse effect on an issuer's ability to timely make payments of principal and interest. If the issuer fails to make timely interest and/or principal payments, then the Fixed Income Fund's current income will be adversely affected and reduced.

      o INTEREST RATE RISK - The price of a fixed income security is dependent upon interest rates. The share price and total return of the Fixed Income Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates. A rise in interest rates will cause the value of fixed income securities to decrease. Conversely, a decrease in interest rates will cause the value of fixed income securities to increase. Consequently, changes in interest rates may have a significant effect on the Fixed Income Fund, especially if the Fund is holding a significant portion of its assets in fixed income securities that are particularly sensitive to interest rate fluctuations, such as fixed income securities with long-term maturities, zero coupon bonds, and debentures.

      o MORTGAGE RISK - The Fixed Income Fund may purchase mortgage-backed securities. Because rising interest rates reduce the tendency of mortgage borrowers to prepay or refinance their loans, rising interest rates tend to increase the effective maturity of mortgage-related securities, resulting in greater losses when interest rates rise. This is known as extension risk. Conversely, falling interest rates may encourage borrowers to pay off or refinance their mortgages sooner than expected. This can reduce the effective maturity of mortgage-related securities and lower the returns of the Fixed Income Fund because the Fund will have to reinvest its assets at the lower prevailing interest rates. This is known as prepayment risk.

      o MATURITY RISK - Maturity risk is another factor that can affect the value of the Fixed Income Fund's fixed income security holdings. In general, but not in all cases, the longer the maturity of a fixed income security, the higher its yield and the greater its price sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. The Fixed Income Fund will be subject to greater maturity risk to extent it is invested in fixed income securities with longer maturities.

      o CONCENTRATION RISK - Concentration risk is the risk that if the Fixed Income Fund concentrates its investments within the same country, state, region, currency, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if its investments were not so concentrated. To the extent the Fixed Income Fund concentrates its investments in any such area that experiences an adverse development, the Fund's portfolio may be negatively affected.

      o FOREIGN BOND RISK - Investments in foreign bonds involve risks that may be different from investing in U.S. bonds. Foreign securities are also subject to the risks of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, and/or nationalization of companies or industries. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar. The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. In addition, the interest payable on certain of the Fixed Income Fund's foreign securities may be subject to foreign withholding taxes. Foreign corporate bonds are also subject to the risks that foreign companies may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the U.S., which may make it more difficult for the Adviser to evaluate the business and/or financial position of the issuer and the value of the bond. Foreign government bonds are also subject to the risks that governmental issuers of fixed income securities may be unwilling to pay interest and repay principal when due or may require that the conditions for payment be renegotiated.

      o EMERGING COUNTRIES RISK - In addition to the general risks of investing in foreign bonds described under "Foreign Bond Risk" above, investments in securities markets of emerging countries, including without limitation, countries in Asia, Latin, Central and South America, Eastern Europe, the Middle East, and Africa, are generally less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities of more developed countries.

      o NON-DIVERSIFIED FUND RISK - In general, a non-diversified fund may invest a greater percentage of its assets in a particular issuer of securities and may own fewer securities than other mutual funds. Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issue will cause a greater loss for the fund than it would if the fund was required to hold a larger number of securities or smaller positions.

                    PAST PERFORMANCE OF THE FIXED INCOME FUND

      The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Fixed Income Fund by showing the changes in the Fund's performance from year to year for each full calendar year since the Fund's commencement of operations, and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. The Fixed Income Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                          CM ADVISERS FIXED INCOME FUND
                              CALENDAR YEAR RETURNS

                               [BAR CHART OMITTED]

                                 2007     10.46%

                                 2008     -0.15%

      o During the period shown in the bar chart above, the highest return for a calendar quarter was 7.18% (quarter ended September 30, 2007).

      o During the period shown in the bar chart above, the lowest return for a calendar quarter was -2.80% (quarter ended June 30, 2007).

      o The 2009 calendar year-to-date total return was 0.21% through March 31, 2009.

      o The redemption fee (equal to 1% of the value of shares redeemed within one year of purchase) is not reflected in the bar chart; if reflected, the returns would be lower than those shown.

      The table below shows how the Fixed Income Fund's average annual total returns compare to those of the Barclays Capital U.S. Aggregate Bond Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns shown are not applicable to investors who hold Fixed Income Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

--------------------------------------------------------------------------------
    Average Annual Total Returns                            Since Inception
(for periods ended December 31, 2008)       One Year        (March 24, 2006)
--------------------------------------------------------------------------------
CM Advisers Fixed Income Fund*
   Before Taxes                              -0.15%              6.64%
   After Taxes on Distributions              -3.07%              4.34%
   After Taxes on Distributions
      and Sale of Fund Shares                -0.03%              4.35%
--------------------------------------------------------------------------------
Barclays Capital U.S.
   Aggregate Bond Index**                     5.24%              5.94%
--------------------------------------------------------------------------------

* THE REDEMPTION FEE (EQUAL TO 1% OF THE VALUE OF SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE) IS NOT INCLUDED IN THESE CALCULATIONS; IF REFLECTED, RETURNS WOULD BE LOWER THAN THOSE SHOWN.

* THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX (F/K/A LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX) IS COMPRISED OF U.S. FIXED RATE DEBT ISSUES HAVING A MATURITY OF AT LEAST ONE YEAR AND RATED INVESTMENT GRADE OR HIGHER. YOU CANNOT INVEST DIRECTLY IN THIS INDEX. THIS INDEX DOES NOT HAVE AN INVESTMENT ADVISER AND DOES NOT PAY ANY COMMISSIONS, EXPENSES OR TAXES.

                         FEES AND EXPENSES OF THE FUNDS
================================================================================

      The following table is designed to help you understand the fees and expenses paid by shareholders of the Funds. Actual expenses may be different from those shown. This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                          SHAREHOLDER TRANSACTION FEES
                          ----------------------------
                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                CM ADVISERS
                                               CM ADVISERS      FIXED INCOME
                                                   FUND             FUND
--------------------------------------------------------------------------------
Sales Load                                         None             None
Redemption Fee(1)                                    1%               1%
Exchange Fee                                       None             None

                         ANNUAL FUND OPERATING EXPENSES
                         ------------------------------
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                CM ADVISERS
                                               CM ADVISERS      FIXED INCOME
                                                   FUND             FUND
--------------------------------------------------------------------------------
Management Fees                                    1.25%            0.50%
Distribution and/or Service (12b-1) Fees           0.25%            0.45%

Other Expenses                                     0.23%            1.04%
Acquired Fund Fees and Expenses(2)                 0.02%            0.09%
                                                   -----            -----
Total Annual Fund Operating Expenses(3)            1.75%            2.08%
                                                   =====
Less: Fee Waivers and Expense Reimbursements                        0.04%
                                                                    -----
Net Annual Fund Operating Expenses(4)                               2.04%
                                                                    =====

(1) THE REDEMPTION FEE IS CHARGED UPON ANY REDEMPTION OF FUND SHARES OCCURRING WITHIN ONE YEAR FOLLOWING THE PURCHASE OF SUCH SHARES. THE REDEMPTION FEE IS NOT A FEE TO FINANCE SALES OR SALES PROMOTION EXPENSES, BUT IS PAID TO THE FUND TO DEFRAY THE COSTS OF LIQUIDATING AN INVESTOR'S SHARES AND TO DISCOURAGE SHORT-TERM TRADING OF FUND SHARES. THE REDEMPTION FEE DOES NOT APPLY TO SHARES PURCHASED BY REINVESTING DIVIDENDS OR CAPITAL GAIN DISTRIBUTIONS, OR ON AMOUNTS REPRESENTING CAPITAL APPRECIATION OF SHARES. SEE THE SECTION ENTITLED "HOW TO REDEEM SHARES - REDEMPTION FEE" FOR ADDITIONAL INFORMATION REGARDING THE APPLICABILITY OF THE REDEMPTION FEE.

(2) ACQUIRED FUND FEES AND EXPENSES ARE THE FEES AND EXPENSES INCURRED INDIRECTLY BY EACH FUND AS A RESULT OF ITS INVESTMENTS DURING THE MOST RECENT FISCAL YEAR IN OTHER INVESTMENT COMPANIES AND POOLED INVESTMENT VEHICLES. "TOTAL ANNUAL FUND OPERATING EXPENSES" AND "NET ANNUAL FUND OPERATING EXPENSES" WILL NOT CORRELATE TO THE FUNDS' RATIOS OF EXPENSES TO AVERAGE NET ASSETS IN THE FUNDS' FINANCIAL HIGHLIGHTS, WHICH REFLECT THE OPERATING EXPENSES OF THE FUNDS AND DO NOT INCLUDE "ACQUIRED FUND FEES AND EXPENSES".

(3) THE ADVISER HAS ENTERED INTO AN EXPENSE LIMITATION AGREEMENT WITH EACH FUND UNDER WHICH IT HAS AGREED TO WAIVE ITS MANAGEMENT FEES AND TO ASSUME OTHER EXPENSES, IF NECESSARY, IN AN AMOUNT THAT LIMITS ANNUAL ORDINARY
      OPERATING EXPENSES (EXCLUSIVE OF INTEREST, TAXES, BROKERAGE FEES AND COMMISSIONS, EXTRAORDINARY EXPENSES, PAYMENTS, IF ANY, UNDER THE RULE 12B-1 PLAN, AND ACQUIRED FUND FEES AND EXPENSES) TO NOT MORE THAN 2.00% OF THE AVERAGE DAILY NET ASSETS OF THE ADVISERS FUND AND 1.50% OF THE FIXED INCOME FUND FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2010. AS A RESULT, "NET ANNUAL FUND OPERATING EXPENSES" (EXCLUDING ACQUIRED FUND FEES AND EXPENSES) WILL BE LIMITED TO 2.25% FOR THE ADVISERS FUND AND 1.95% FOR THE FIXED INCOME FUND. IT IS EXPECTED THAT THE EXPENSE LIMITATION AGREEMENTS WILL CONTINUE FROM YEAR-TO-YEAR, PROVIDED SUCH CONTINUANCE IS APPROVED BY THE TRUST'S BOARD OF TRUSTEES.

(4) DURING THE FISCAL YEAR ENDED FEBRUARY 28, 2009, FEES PAYABLE UNDER EACH FUND'S RULE 12B-1 PLAN WERE VOLUNTARILY WAIVED AND, AS A RESULT OF THESE ADDITIONAL WAIVERS, THE ACTUAL EXPENSE RATIO OF NET EXPENSES TO AVERAGE NET ASSETS (EXCLUDING ACQUIRED FUND FEES AND EXPENSES) WAS 1.48% FOR THE ADVISERS FUND AND 1.50% FOR THE FIXED INCOME FUND. THERE CAN BE NO ASSURANCE THAT THESE VOLUNTARY WAIVERS WILL CONTINUE IN THE FUTURE.

      EXAMPLE This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                    ------     -------    -------    --------

CM ADVISERS FUND                     $178       $551      $  949      $2,062
CM ADVISERS FIXED INCOME FUND        $207       $648      $1,115      $2,407

      The redemption fee (equal to 1% of the value of shares redeemed within one year of purchase) is not included in these calculations. If that fee were included, your costs would be higher.

                          MANAGEMENT AND ADMINISTRATION
================================================================================

      INVESTMENT ADVISER. Van Den Berg Management I, Inc. (d/b/a CM Fund Advisers) serves as the Funds' investment adviser and manages the investments in each Fund's portfolio. The Adviser's principal office is located at 805 Las Cimas Parkway, Suite 430, Austin, Texas 78746. The Adviser has been engaged in the investment advisory business since 1974 and, as of April 30, 2009, managed approximately $1.9 billion under the assumed (d/b/a) name "Century Management."

      The Adviser has entered into an Investment Advisory Agreement with each Fund (the "Advisory Agreements"), under which the Adviser selects the securities and manages the investments for the Funds, subject to the oversight of the Board. Under the Advisory Agreements, the Advisers Fund pays the Adviser a monthly fee at the annual rate of 1.25% of its average daily net assets, and the Fixed Income Fund pays the Adviser a monthly fee at the annual rate of 0.50% of its average daily net assets. The Adviser has entered into an Expense Limitation Agreement with each Fund under which it has agreed to waive its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual ordinary operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under the Rule 12b-1
Plan) to not more than 2.00% and 1.50% of the average daily net assets of the Advisers Fund and the Fixed Income Fund, respectively, for the fiscal year ending February 28, 2010. It is expected that the Expense Limitation Agreements will continue from year-to-year provided such continuance is approved by the Board.

      The Advisers Fund is managed by an investment committee of the Adviser, which consists of 5 members. The investment committee became responsible for managing the Advisers Fund in 2009; prior to that time, Arnold Van Den Berg and James D. Brilliant were designated as co-portfolio managers of the Fund. Arnold Van Den Berg and Mr. Brilliant both continue to play a key role in the management of the Advisers Fund as members of an investment committee. The investment committee is jointly and primarily responsible for the day-to-day management of the Advisers Fund. The Fixed Income Fund is managed by Thomas W. Siderewicz. Mr. Siderewicz became primarily responsible for managing the Fixed Income Fund in 2009; prior to that time, Arnold Van Den Berg, Mr. Brilliant and Mr. Siderewicz were designated as co-portfolio managers of the Fund. Members of the investment committee are identified below:

      ARNOLD VAN DEN BERG - Chief Executive Officer and Chairman of the Board. Mr. Van Den Berg oversees the management and administration of the Funds and the operations of the Adviser. He founded the Adviser in 1974 and has worked in the investment management business for over 39 years.

      JAMES D. BRILLIANT - Vice President and Senior Research Analyst. Mr. Brilliant is a Chartered Financial Analyst (CFA) and has been employed by the Adviser since 1986. Mr. Brilliant has more than 22 years of investment management and financial analysis experience.

      SCOTT VAN DEN BERG - Vice President and Director of Client Services. Mr. Van Den Berg has been with the Adviser since 1992. Mr. Van Den Berg is a Certified Financial Planner (CFP(R)) and has more than 21 years of industry experience.

      AARON S. BUCKHOLTZ - Vice President and Senior Trader. Mr. Buckholtz is a CFA and has been employed by the Adviser since 1990. Mr. Buckholtz has more than 21 years of investment management and financial analysis experience.

      THOMAS W. SIDEREWICZ - Research Analyst and Portfolio Manager. Mr. Siderewicz is a CFA and has been employed by the Adviser since 2000. He has more than 17 years of investment management and financial analysis experience.

      The Funds' Statement of Additional Information (the "SAI") provides additional information about the committee members' compensation, other accounts managed by the committee members, and the committee members' ownership of shares of the Funds.

      BOARD APPROVAL OF THE ADVISORY AGREEMENT. A discussion of the factors considered by the Board in its most recent approval of each Fund's Advisory Agreement with the Adviser, including the Board's conclusions with respect thereto, is available in the Funds' Annual Report to shareholders for the fiscal year ended February 28, 2009. You may obtain a copy of the Funds' Annual Report, without charge, upon request to the Funds.

      BOARD OF TRUSTEES. The Funds are each a series of the CM Advisers Family of Funds, an open-end management investment company organized as a Delaware statutory trust on November 22, 2002. The Board supervises the operations of the Funds according to applicable state and federal law, and is responsible for the overall management of each Fund's business affairs.

      THE ADMINISTRATOR AND TRANSFER AGENT. Ultimus Fund Solutions, LLC (the "Administrator" or the "Transfer Agent," as appropriate), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Funds' administrator, transfer agent and fund accounting agent. Management and administrative services of the Administrator include (i) providing office space, equipment and officers and clerical personnel to the Funds, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v)
processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.


      CUSTODIAN. U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, serves as the custodian of the Funds' securities.

      DISTRIBUTOR AND DISTRIBUTION PLANS. Ultimus Fund Distributors, LLC (the "Distributor") is the principal underwriter for each Fund and serves as the exclusive agent for the distribution of Fund shares. The Distributor may sell each Fund's shares to or through qualified securities dealers or other approved entities. Each Fund has adopted a Distribution Plan (each a "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940 that allows it to pay for certain expenses related to the distribution of its shares ("12b-1 fees"), including payments to securities dealers and other persons (including the Distributor and its affiliates) who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and SAI and reports for recipients other than existing shareholders; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of Fund shares.

      The annual limitation for payment of expenses pursuant to the Advisers Fund's Plan is 0.25% of the Fund's average daily net assets. The annual limitation for payment of expenses pursuant to the Fixed Income Fund's Plan is 0.45% of the Fund's average daily net assets. The payments permitted by the Fixed Income Fund's Plan fall into two categories. First, the Fund may directly incur or reimburse the Distributor (in an amount not to exceed 0.20% per year of the Fund's average daily net assets) for certain distribution related expenses as described above. The Fixed Income Fund's Plan also provides for the payment of an account maintenance fee of up to 0.25% per year of the Fund's average daily net assets, which may be paid to dealers or other financial intermediaries based on the average value of Fund shares owned by clients of such dealers or other financial intermediaries.

      In the event the Plan is terminated by a Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Distributor may make payments to dealers and other persons in addition to the 0.25% account maintenance fee described above. Because 12b-1 fees are paid out of a Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

      OTHER EXPENSES. In addition to 12b-1 fees and investment advisory fees, each Fund pays all expenses not expressly assumed by the Adviser, including, without limitation, the fees and expenses of its independent registered public accounting firm and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, SAIs and supplements thereto; bank transaction charges and custody fees; any costs associated with shareholder meetings, including proxy solicitors' fees and expenses; registration and filing fees; federal, state or local income or other taxes; interest; membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

                        HOW NET ASSET VALUE IS DETERMINED
================================================================================

      The net asset value ("NAV") of each Fund's shares is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. To calculate a Fund's NAV, its assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. Each Fund generally values its portfolio securities at their current market values determined on the basis of readily available market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds' normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded, such as a small-cap stock, or so recently issued that there have been no transactions for that security over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the portfolio security prior to the Funds' NAV calculation; (iii) the value of a portfolio security, such as a fixed income security which is typically valued within a matrix pricing system, cannot be made by analogy to a comparable security; (iv) the exchange on which the portfolio security is principally traded closes early; or (v) trading of the particular portfolio security is halted during the day and does not resume prior to the Funds' NAV calculation. Pursuant to policies adopted by the Board, the Adviser consults with the Funds' administrator on a regular basis regarding the need for fair value pricing. The Adviser is responsible for notifying the Board (or the Trust's Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Funds' policies regarding fair value pricing are intended to result in a calculation of each Fund's NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Funds' normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. The Board monitors and evaluates the Funds' use of fair value pricing, and periodically reviews the results of any fair valuation under the Funds' policies. To the extent any assets of a Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund's NAV with respect to those assets is calculated based upon the NAV of such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

      Your order to purchase or redeem Fund shares is priced at the next NAV calculated after your order is received in proper form. See "How to Buy Shares" and "How to Redeem Shares" for instructions regarding the "proper form" for purchase and redemption orders, respectively. Redemptions of Fund shares may be subject to a redemption fee (see "How to Redeem Shares - Redemption Fee" for details).

                                HOW TO BUY SHARES
================================================================================

      Shares of each Fund may be purchased without imposition of an initial sales charge. Shares of each Fund are available for purchase every day the NYSE is open for business, at the Fund's NAV next calculated after receipt of the purchase order in proper form. Each Fund reserves the right to reject any purchase request and suspend its offering of shares at any time. Investors who purchase and redeem shares through a broker or other financial intermediary may be charged a fee by such broker or intermediary. Each Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

      MINIMUM INITIAL INVESTMENT. Shares may be purchased by any account managed by the Adviser and any other institutional investor or any broker-dealer authorized to sell shares of the Funds. The minimum initial investment is generally $2,500 for taxable accounts and $1,000 for tax deferred and tax exempt accounts. These minimum investment requirements may be waived or reduced for any reason at the discretion of the Trust.

      OPENING AN ACCOUNT. An account may be opened by mail or bank wire, as follows:

      BY MAIL. To open a new account by mail:

      o     Complete and sign the account application.

      o     Enclose a check payable to the applicable Fund.

      o Mail the application and the check to the Transfer Agent at the following address:

                  CM Advisers Family of Funds
                  c/o Ultimus Fund Solutions, LLC
                  P.O. Box 46707
                  Cincinnati, Ohio 45246-0707

      When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Funds or the Transfer Agent in the transaction. The Funds do not accept third party checks, checks drawn on non-U.S. financial institutions, cash, drafts, money orders, cashier's checks less than $10,000, traveler's checks, credit card checks, "starter" checks or post-dated checks.

      By sending your check to the Funds, please be aware that you are authorizing the Funds to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Funds receive your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Funds cannot post the transaction electronically, you authorize the Funds to present an image copy of your check for payment.

      BY WIRE TRANSFER. To open a new account by wire transfer from your financial institution, call the Transfer Agent at 1-888-859-5856. A representative will assist you in obtaining an account application by telecopy (or mail), which must be completed, signed and telecopied (or mailed) to the Transfer Agent before payment by wire may be made.

      The Funds require advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Funds. An order is considered received when the Funds receive payment by wire in proper form. However, the completed and signed account application must be mailed to the Transfer Agent on the same day the wire payment is made. See "Opening an Account - By Mail" above. Your financial institution may charge a fee for wiring funds.

      THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. Shares of the Funds may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Funds and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Funds. Orders will be priced at the NAV next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

      SUBSEQUENT INVESTMENTS. Once an account is opened, additional purchases of Fund shares may be made at any time in minimum amounts of $1,000, except for an IRA or gifts or transfers to minors account, which must be in amounts of at least $50. Additional purchases may be made:

      o By sending a check, made payable to the applicable Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Funds as a result of any check returned for insufficient funds.

      o By wire transfer from your financial institution as described under "Opening an Account - By Wire Transfer." Shareholders should call the Transfer Agent at 1-888-859-5856 before wiring funds.

      o     Through your brokerage firm or other financial institution.

      AUTOMATIC INVESTMENT PLAN AND DIRECT DEPOSIT PLAN. You may make automatic monthly or quarterly investments in a Fund from your bank, savings and loan or other depository institution account. The minimum investment must be $100 under the automatic investment plan and investments are made on the 15th and/or last business day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days' written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

      Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of a Fund. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of a Fund. Please call 1-888-859-5856 for more information.

      PURCHASES IN KIND. Each Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Funds based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which the Funds may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute a Fund's NAV.

      CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

      o     Name;

      o     Date of birth (for individuals);

      o Residential or business street address (although post office boxes are still permitted for mailing); and

      o Social security number, taxpayer identification number, or other identifying number.

      You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. FEDERAL LAW PROHIBITS THE FUNDS AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

      After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In each case, your redemption proceeds may be worth more or less than your original investment. The Funds will not be responsible for any loss incurred due to the Funds' inability to verify your identity.

      FREQUENT TRADING POLICIES. Frequent purchases and redemptions ("Frequent Trading") of shares of a Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Adviser of the Fund's portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for a Fund's portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, a Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Funds. These capital gains could likely include short-term capital gains taxed at ordinary income tax rates.

      The Board has adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Funds. Under the Funds' policy, the Adviser has the discretion to refuse to accept further purchase and/or exchange orders from an investor if the Adviser believes the investor has a pattern of Frequent Trading that the Adviser considers not to be in the best interests of the other shareholders. To assist the Adviser in identifying possible Frequent Trading patterns, the Transfer Agent provides a daily record of each Fund's shareholder trades to the Adviser. The Transfer Agent also assists the Adviser in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading.

      Under the Funds' policy regarding Frequent Trading, the Funds intend to limit investments from investor accounts that purchase and redeem shares over a period of less than 10 days in which (i) the redemption amount is within 10 percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Funds (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

      THE FUNDS DO NOT ACCOMMODATE FREQUENT PURCHASES OR REDEMPTIONS OF FUND SHARES.

      The Funds use all reasonable means available to ensure these restrictions are applied uniformly. However, when financial intermediaries establish omnibus accounts in a Fund for their clients, the Fund may not be able to monitor the individual clients' trading activity. The Funds review trading activity at the omnibus account level, and look for activity that may indicate potential Frequent Trading or market timing. If a Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Each intermediary that offers a Fund's shares through an omnibus account has entered into an information sharing agreement with the Fund designed to assist the Fund in stopping Frequent Trading. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest with the Funds through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

      Each Fund also charges a redemption fee on redemptions of Fund shares occurring within one year of the purchase of such shares. The fee is intended to defray the costs of liquidating an investor's position in the Fund and to discourage short-term trading of Fund shares. See the section entitled "How to Redeem Shares - Redemption Fees" for additional information on the Redemption Fee.

      Although the Funds have taken steps to discourage Frequent Trading of Fund shares, they cannot guarantee that such trading will not occur.

                             HOW TO EXCHANGE SHARES
================================================================================

      Shares of either Fund may be exchanged for shares of the other Fund. You must meet the minimum investment requirements for the Fund into which you are exchanging. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

      Shares of a Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 888-859-5856. Please provide the following information:

      o     Your name and telephone number

      o     The exact name of your account and your account number

      o     Taxpayer identification number (usually your Social Security number)

      o     Dollar value or number of shares to be exchanged

      o     The name of the Fund from which the exchange is to be made

      o     The name of the Fund into which the exchange is being made

      The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Funds reserve the right to terminate or modify the exchange privilege upon 60 days notice to shareholders.

      The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

                              HOW TO REDEEM SHARES
================================================================================

      Shares of each Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV next determined after receipt of your redemption request in proper form. Redemption requests may be made by mail or by telephone.

      BY MAIL. You may redeem shares by mailing a written request to CM Advisers Family of Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder's name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

      If the shares to be redeemed have a value of greater than $50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 30 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

      Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.

      BY TELEPHONE. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-888-859-5856.

      Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Funds. Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

      BY WIRE TRANSFER. Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. If your instructions request a redemption by wire, you will be charged a $15 processing fee by the Custodian. The Funds reserve the right, upon 30 days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the address of record for the account.

      THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds. Your redemption will be processed at the NAV next determined after your order is received by such organization, or its authorized designee, in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

      RECEIVING PAYMENT. The Funds normally make payment for all shares redeemed within 7 days after receipt by the Transfer Agent of a redemption request in proper form. A wire of redemption proceeds normally will be sent on the business day following the redemption request. However, when shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days. Under unusual circumstances as provided by the rules of the Securities and Exchange Commission, the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days.

      REDEMPTION FEE. A redemption fee of 1% of the dollar value of the shares redeemed, payable to the applicable Fund, is imposed on any redemption of shares within 1 year of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time. The redemption fee is also waived on required distributions from IRA accounts due to the shareholder reaching age 70 (1)/2, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. This exemption is available only for shares held at the time of death or initial determination of disability and if the Fund is notified of the requested exemption at the time of the redemption request. The Funds may require further documentation in connection with these waivers.

      MINIMUM ACCOUNT BALANCE. Due to the high cost of maintaining shareholder accounts, the Funds may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder's account balance falls below the minimum initial investment required for your type of account (see "Minimum Initial Investment" above) due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in a Fund's NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

      REDEMPTIONS IN KIND. The Funds reserve the right to make payment for a redemption in securities rather than cash, which is known as a "redemption in kind." This would be done only under extraordinary circumstances and if a Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of a Fund's net assets). A redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

                                  DISTRIBUTIONS
================================================================================

      Each Fund expects to distribute substantially all of its net investment income to its shareholders quarterly and its net realized capital gains at least annually. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares of the Fund.

                                  FEDERAL TAXES
================================================================================

      The following information is meant as a general summary for U.S. taxpayers. Additional information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Funds.

      Shareholders may elect to receive dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares. Although a Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

      Distributions attributable to net investment income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

      In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder's holding period for the Fund shares. An exchange of shares is treated as a sale and any gain may be subject to tax.

      As with all mutual funds, a Fund may be required to withhold U.S. federal income tax (presently at the rate of 28%) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld by a Fund may be credited against a shareholder's U.S. federal income tax liability.

      You will normally be notified by February 15 of each year about the federal tax status of distributions made by the Funds during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

      Shareholders should consult with their own tax advisors to ensure that distributions and sales of Fund shares are treated appropriately on their income tax returns.

                              FINANCIAL HIGHLIGHTS
================================================================================

      The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information for the fiscal periods ended February 28, 2009, February 29, 2008, February 28, 2007 and, with respect to the Advisers Fund, February 28, 2006, has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Funds' financial statements, is included in the annual report to shareholders, which may be obtained at no charge by calling the Funds. The information for the Advisers Fund for the year ended February 28, 2005 was audited by a different independent registered public accounting firm.

CM ADVISERS FUND

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:
=====================================================================================================================
                                                                           YEARS ENDED
                                             ------------------------------------------------------------------------
                                             FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,
                                                 2009           2008           2007           2006           2005
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....     $    10.25     $    12.75     $    12.11     $    11.50     $    10.74
                                              ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:

   Net investment income ................           0.10           0.14           0.19           0.17           0.01

   Net realized and unrealized
      gains (losses) on investments .....          (4.26)         (2.19)          1.00           1.11           0.78
                                              ----------     ----------     ----------     ----------     ----------
Total from investment operations ........          (4.16)         (2.05)          1.19           1.28           0.79
                                              ----------     ----------     ----------     ----------     ----------

Less distributions:

   Dividends from net investment income .          (0.10)         (0.16)         (0.19)         (0.15)            --

   Distributions from net realized gains           (0.28)         (0.29)         (0.36)         (0.52)         (0.03)
                                              ----------     ----------     ----------     ----------     ----------
Total distributions .....................          (0.38)         (0.45)         (0.55)         (0.67)         (0.03)
                                              ----------     ----------     ----------     ----------     ----------
Proceeds from redemption fees collected .           0.00(c)        0.00(c)        0.00(c)        0.00(c)        0.00(c)
                                              ----------     ----------     ----------     ----------     ----------
Net asset value at end of year ..........     $     5.71     $    10.25     $    12.75     $    12.11     $    11.50
                                              ==========     ==========     ==========     ==========     ==========
Total return (a) ........................        (41.21%)       (16.43%)         9.88%         11.31%          7.36%
                                              ==========     ==========     ==========     ==========     ==========
RATIOS AND SUPPLEMENTAL DATA:

   Net assets at end of year (000's) ....     $  103,367     $  209,111     $  268,861        187,557     $   79,992
                                              ==========     ==========     ==========     ==========     ==========
   Ratio of gross expenses
      to average net assets .............          1.48%          1.46%          1.50%          1.83%          2.03%

   Ratio of net expenses
      to average net assets (b) .........          1.48%          1.46%          1.50%          1.50%          1.50%

   Ratio of net investment income
      to average net assets (b) .........          1.09%          1.07%          1.70%          1.86%          0.10%

   Portfolio turnover rate ..............            23%            66%            22%            19%            18%

(a) Total return is a measure of the change in value of an investment in the fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.
(b) Ratio was determined after investment advisory fee waivers and/or expense reimbursements.
(c)   Amount rounds to less than $0.01 Per share.

CM ADVISERS FIXED INCOME FUND
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
=========================================================================================================
                                                                                                PERIOD
                                                                 YEAR ENDED     YEAR ENDED       ENDED
                                                                FEBRUARY 28,   FEBRUARY 29,   FEBRUARY 28,
                                                                    2009           2008          2007(a)
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .....................     $    11.01     $    10.66     $    10.00
                                                                 ----------     ----------     ----------
Income (loss) from investment operations:

   Net investment income ...................................           0.26           0.25           0.29

   Net realized and unrealized gains (losses) on investments          (0.38)          0.57           0.84
                                                                 ----------     ----------     ----------
Total from investment operations ...........................          (0.12)          0.82           1.13
                                                                 ----------     ----------     ----------
Less distributions:

   Dividends from net investment income ....................          (0.21)         (0.25)         (0.29)

   Distributions from net realized gains ...................          (0.70)         (0.22)            --

   In excess of net investment income ......................             --             --          (0.18)
                                                                 ----------     ----------     ----------
Total distributions ........................................          (0.91)         (0.47)         (0.47)
                                                                 ----------     ----------     ----------
Proceeds from redemption fees collected ....................           0.01           0.00(f)        0.00(f)
                                                                 ----------     ----------     ----------
Net asset value at end of period ...........................     $     9.99     $    11.01     $    10.66
                                                                 ==========     ==========     ==========
Total return (b) ...........................................         (0.60%)         8.05%         11.39%(d)
                                                                 ==========     ==========     ==========
RATIOS AND SUPPLEMENTAL DATA:

   Net assets at end of period (000's) .....................     $   19,417     $   12,825     $    3,126
                                                                 ==========     ==========     ==========
   Ratio of gross expenses to average net assets ...........          1.54%          2.28%          7.28%(e)

   Ratio of net expenses to average net assets (c) .........          1.50%          1.50%          1.50%(e)

   Ratio of net investment income to average net assets (c)           2.77%          2.79%          3.28%(e)

   Portfolio turnover rate .................................            37%           188%             0%

(a) Represents the period from the commencement of operations (March 24, 2006) through February 28, 2007.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Ratio was determined after investment advisory fee waivers and/or expense reimbursements.

(d)   Not annualized.

(e)   Annualized.

(f)   Amount rounds to less than $0.01 per share.

                       THIS PAGE INTENTIONALLY LEFT BLANK

================================================================================

                             CUSTOMER PRIVACY POLICY

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

      o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

      o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

      o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, sub-advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your non-public personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for CM Advisers Family of Funds (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-888-859-5856   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

                   [This page is not part of the Prospectus.]

                              FOR MORE INFORMATION
================================================================================

The SAI provides more detailed information about each Fund and is incorporated by reference into, and is legally part of, this Prospectus. A description of each Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Additional information about the Funds' investments is available in the annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected each Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free

                                 1-888-859-5856

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds' website at www.centman.com or upon written request to Van Den Berg Management I, Inc. (d/b/a CM Fund Advisers), 805 Las Cimas Parkway, Suite 430, Austin, Texas 78746.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. Copies of information on the Securities and Exchange Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.


CM ADVISERS FAMILY OF FUNDS INVESTMENT COMPANY ACT FILE NUMBER: 811-21260

                           CM ADVISERS FAMILY OF FUNDS

                                CM ADVISERS FUND
                          CM ADVISERS FIXED INCOME FUND

                        805 LAS CIMAS PARKWAY, SUITE 430
                               AUSTIN, TEXAS 78746

                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 1, 2009


      The CM Advisers Fund and the CM Advisers Fixed Income Fund (individually, a "Fund" and collectively, the "Funds") are each a series of the CM Advisers Family of Funds (the "Trust"), an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") as required by the Investment Company Act of 1940 (the "1940 Act").

      This Statement of Additional Information (the "SAI") is not a prospectus, and it should be read in conjunction with the Funds' prospectus dated July 1, 2009, as the same may be amended from time to time (the "Prospectus"). This SAI is incorporated by reference in its entirety into the Prospectus. No investment in shares of the Funds should be made solely upon the information contained in the SAI. Copies of the Prospectus may be obtained, without charge, by calling the Funds at 1-888-859-5856 or by writing to Van Den Berg Management I, Inc. d/b/a CM Fund Advisers, the Funds' investment adviser (the "Adviser") at the following address:

             VAN DEN BERG MANAGEMENT I, INC. D/B/A CM FUND ADVISERS
                        805 LAS CIMAS PARKWAY, SUITE 430
                               AUSTIN, TEXAS 78746

      The Funds issue an annual report (the "Annual Report") after the end of each fiscal year that includes a report from the Funds' management on each Fund's operation and performance, and audited financial statements for each Fund. Information from the Annual Report is incorporated by reference into this SAI. Copies of the Annual Report may be obtained at no charge by calling or writing the Funds at the phone number and address shown above.

                           CM ADVISERS FAMILY OF FUNDS

                                TABLE OF CONTENTS


INVESTMENT OBJECTIVES, POLICIES AND RISKS.....................................1

INVESTMENT RESTRICTIONS......................................................15

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION..............................18

DESCRIPTION OF THE TRUST.....................................................20

BOARD OF TRUSTEES, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS.............21

MANAGEMENT AND ADMINISTRATION................................................25

CODE OF ETHICS...............................................................31

ANTI-MONEY LAUNDERING PROGRAM................................................31

PROXY VOTING POLICIES........................................................31

DISCLOSURE OF PORTFOLIO HOLDINGS.............................................32

PURCHASES, REDEMPTIONS AND SPECIAL SHAREHOLDER SERVICES......................34

NET ASSET VALUE..............................................................36

ADDITIONAL TAX INFORMATION...................................................37

ADDITIONAL INFORMATION ON PERFORMANCE........................................40

FINANCIAL STATEMENTS.........................................................43

APPENDIX A - DESCRIPTION OF RATINGS..........................................44

APPENDIX B - PROXY VOTING POLICIES...........................................49

                    INVESTMENT OBJECTIVES, POLICIES AND RISKS

      The CM Advisers Family of Funds (the "Trust") was organized on November 22, 2002 as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The CM Advisers Fund (the "Advisers Fund") and the CM Advisers Fixed Income Fund (the "Fixed Income Fund") are each a separate non-diversified series of the Trust. The Prospectus describes the Funds' investment objectives and principal investment strategies, as well as the principal investment risks of the Funds. The following descriptions and policies supplement these descriptions, and also include descriptions of certain types of investments that may be made by the Funds but are not principal investment strategies of the Funds. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for certain securities in which the Funds may invest.

      GENERAL INVESTMENT RISKS. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that a Fund's investment program will be successful. Investors should carefully review the descriptions of the Funds' investments and their risks described in the Prospectus and this SAI.

      EQUITY SECURITIES. The equity portion of the Advisers Fund's portfolio will generally be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter market. In addition to common stocks, the equity portion of the Fund's portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds. Prices of equity securities in which the Advisers Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Advisers Fund to potential losses. In addition, regardless of any one company's particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Advisers Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

      INVESTMENTS IN SMALL-CAP COMPANIES. The Advisers Fund may invest a significant portion of its assets in securities of companies with small market capitalizations ("small-cap companies"). Certain small-cap companies may offer greater potential for capital appreciation than larger companies. However, investors should note that this potential for greater capital appreciation is accompanied by a substantial risk of loss and that, by their very nature, investments in small-cap companies tend to be very volatile and speculative. Small-cap companies may have a small share of the market for their products or services, their businesses may be limited to regional markets, or they may provide goods and services for a limited market. For example, they may be developing or marketing new products or services for markets which are not yet established or may never become established. In addition, small-cap companies may have or will develop only a regional market for products or services and thus be affected by local or regional market conditions. Also, small-cap companies may lack depth of management or they may be unable to generate funds necessary for growth or potential development, either internally or through external financing on favorable terms. Such companies may also be insignificant in their industries and be subject to or become subject to intense competition from larger companies. Also, small-cap companies may not be well known to the investing public, may not be followed by the financial press or industry analysts, and may not have institutional ownership. These factors affect the Advisers Fund's access to information about the companies and the stability of the markets for the companies' securities. Due to these and other factors, the Advisers Fund's investments in small-cap companies may suffer significant losses. Further, there is typically a smaller market for the securities of a small-cap company than for securities of a large company. Therefore, investments in small-cap companies may be less liquid and subject to significant price declines that result in losses for the Advisers Fund.

      INVESTMENTS IN MID-CAP COMPANIES. The Advisers Fund may invest in mid-capitalization companies. Investing in the securities of mid-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of these companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth. These companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies. Mid-cap companies may be more vulnerable than larger companies to adverse business or economic developments. In addition, mid-cap companies may not be well known to the investing public, may not be followed by the financial press or industry analysts, and may not have institutional ownership. These factors affect the Advisers Fund's access to information about the companies and the stability of the markets for the companies' securities. The risk exists that mid-cap companies will not succeed, and the prices of the companies' shares could dramatically decline in value.

      COMPANIES WITH UNUSUAL VALUATIONS BASED ON MANY TRADITIONAL METHODS. The Advisers Fund may invest in securities of companies whose market prices grow and very quickly reflect unreasonable valuations by traditional valuation techniques. Many of these types of companies have a low level of revenues relative to their market capitalization, and many are not yet profitable.

      Since the prices of the securities of these companies do not reflect the usual relationships between price and corporate revenues, income or profits, investments in these securities are accompanied by a substantial risk of loss because of their volatility and speculative nature. Numerous factors may cause the prices of these securities to fall precipitously, which may cause the Advisers Fund to sustain substantial losses on any investments in such companies. These factors include, but are not limited to, market participants evaluating these securities using more traditional valuation techniques, investors taking less interest in these securities, a general downturn in the market for these securities, or adverse changes in market participants' expectations regarding the potential markets, revenues, income or profitability for these types of companies.

      FOREIGN SECURITIES. The Advisers Fund may invest directly in foreign equity securities traded on United States ("U.S.") national exchanges or over-the-counter and in foreign securities represented by ADRs, as described below. The Advisers Fund and the Fixed Income Fund may invest in foreign currency-denominated fixed-income securities. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Funds, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements, and transaction costs of foreign currency conversions.

      American Depositary Receipts ("ADRs") provide a method whereby the Advisers Fund may invest in securities issued by companies whose principal business activities are outside the U.S. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

      CONVERTIBLE SECURITIES. Although the equity investments of the Advisers Fund consist primarily of common and preferred stocks, the Fund may buy securities convertible into common stock if, for example, the Adviser believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Advisers Fund include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Advisers Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount. The Advisers Fund's ability to invest in warrants may be limited by the Fund's investment restrictions.

      Both the Advisers Fund and the Fixed Income Fund may invest in convertible bonds. Convertible bonds are fixed income securities that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible bonds are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also provides the investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock. Like other debt securities, the value of a convertible bond tends to vary inversely with the level of interest rates. However, to the extent that the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible bond will be increasingly influenced by its conversion value (the security's worth, at market value, if converted into the underlying common stock). Although to a lesser extent than with fixed-income securities, the market value of convertible bonds tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible bonds tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      If a convertible security is converted into common stock, a Fund may hold the common stock for an extended period of time. Prices of common stock may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose stock a Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company's particular prospects, a declining stock market may produce a decline in prices for all stocks, which could also result in losses for the Funds. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of common stocks will decline.

      REAL  ESTATE  SECURITIES.  The  Funds  will  not  invest  in  real  estate
(including mortgage loans and limited partnership interests), but the Advisers Fund may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Advisers Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

      CORPORATE AND MUNICIPAL FIXED INCOME SECURITIES. The Funds' fixed income investments may include corporate and municipal fixed income securities. Corporate and municipal fixed income securities purchased by the Funds may be of any credit quality, maturity or yield. Accordingly, the Funds' fixed income securities may include "investment grade" securities (those rated at least Baa by Moody's Investors Service, Inc. ("Moody's"), BBB by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch") or, if not rated, of equivalent quality in the Adviser's opinion). In addition, the Funds' fixed income securities may include lower-rated fixed income securities including, without limitation, "junk" bonds. Fixed income securities rated Baa by Moody's or BBB by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Debt obligations rated lower than Baa by Moody's or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal. Descriptions of the quality ratings of Moody's, S&P and Fitch are included as Appendix A to this SAI. While the Adviser utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

      MONEY MARKET INSTRUMENTS. The Funds may invest in money market instruments. Money market instruments include, without limitation, U.S. government obligations or certain types of corporate debt obligations (including those subject to repurchase agreements), Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes ("Master Notes"). BANKER'S ACCEPTANCES are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When a Fund acquires a Banker's Acceptance, the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured, interest bearing debt obligation of a bank. COMMERCIAL PAPER is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fixed Income Fund may invest in Commercial Paper of any rating, while the Advisers Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody's, S&P or Fitch or, if not rated, is of equivalent quality in the Adviser's opinion. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by a Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by a Fund.

      U.S. GOVERNMENT SECURITIES. The Funds may invest in U.S. government securities. U.S. government securities include U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, and obligations guaranteed by the U.S. government such as obligations of

Government National Mortgage Association ("GNMA") and Overseas Private Investment Corporation ("OPIC"), as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Housing Administration, Federal Farm Credit Bank, Federal Home Loan Bank, Student Loan Marketing Association, Small Business Administration and Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g., GNMA and OPIC), others are not. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities that are not supported by the full faith and credit of the U.S. government, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Fund's shares.

      REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. A repurchase agreement transaction occurs when an investor purchases a security (normally a U.S. Treasury obligation), then resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and is required to deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale normally will occur within one to seven days of the purchase. Repurchase agreements are considered "loans" under the 1940 Act, collateralized by the underlying security. The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. The Adviser will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Funds will retain or attempt to dispose of the collateral. The Funds' risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. Each Fund will not enter into any repurchase agreement that would cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days.

      REVERSE REPURCHASE AGREEMENTS. The Advisers Fund may also be involved with reverse repurchase agreements. Reverse repurchase agreements are repurchase agreements in which the Advisers Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Advisers Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Advisers Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

      MORTGAGE PASS-THROUGH CERTIFICATES. The Fixed Income Fund may invest in obligations of GNMA, FNMA, and FHLMC which include direct pass-through certificates representing undivided ownership interests in pools of mortgages. The Fixed Income Fund may invest in such certificates, which are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. For securities issued by GNMA, the payment of principal and interest is backed by the full faith and credit of the U.S. government. Mortgage pass-through certificates issued by FNMA or FHLMC are guaranteed as to payment of principal and interest by the credit of the issuing U.S. government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.

      COLLATERALIZED MORTGAGE OBLIGATIONS. The Fixed Income Fund may invest in Collateralized Mortgage Obligations ("CMOs"). CMOs are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMO's collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly, or semi-annually. The prices and yields of CMOs are determined, in part, by assumptions about cash flows from the rate of payments of the underlying mortgage. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. These prepayment risks can make the prices of CMOs very volatile when interest rates change. That volatility will affect the Fixed Income Fund's share price. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in classes of CMOs only if their characteristics and interest rate sensitivity fit the investment objective and policies of the Fixed Income Fund.

      OTHER MORTGAGE RELATED SECURITIES. In addition to the mortgage pass-through securities and the CMOs mentioned above, the Fixed Income Fund may also invest in other mortgage derivative products. In addition to the prepayment risks described above, rapidly rising interest rates could cause prepayments of mortgages to occur at a slower rate than expected, and the expected maturity of short or medium term mortgage-related securities could lengthen as a result. That could cause their values to fluctuate more, and the share price of the Fixed Income Fund to fluctuate more and to fall. Governmental, government-related, and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein. As new types of mortgage-related securities are developed and offered to the investment community, the Fixed Income Fund may consider making investments in such new types of mortgage-related securities.

      ASSET-BACKED SECURITIES. In addition to CMOs, the Fixed Income Fund may invest in other asset-backed securities backed by loans such as automobile loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Typically asset-backed securities represent undivided fractional interests in a trust whose assets consist of a pool of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders and are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution. In some cases asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to risks of prepayment, which may reduce the overall return to certificate holders. If the letter of credit is exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Fixed Income Fund may invest in other asset-backed securities (e.g., equipment trust certificates), including those that may be developed in the future.

      EQUIPMENT TRUST CERTIFICATES. The Fixed Income Fund may invest in equipment trust certificates which are a type of asset-backed security that represents undivided fractional interests in a trust whose assets consist of a pool of equipment retail installment contracts or leased equipment. The debt issue is secured by the equipment or physical assets, as the title for the equipment is held in trust for the holders of the issue. Equipment trust certificates are subject to the risk that the lessee or payee defaults on its payments, and risks related to potential declines in the value of the equipment that serves as collateral for the issue.

      VARIABLE AND FLOATING RATE SECURITIES. The Fixed Income Fund may invest in variable or floating rate securities that adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1-, 3-, or 6-month LIBOR, 3-,

6-, or 12-month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur. Changes in the benchmark index and the interest rate may be difficult to predict and may increase the volatility of the price, and have adverse affects on the value of the floating rate securities.

      SWAPS. The Fixed Income Fund may invest in currency, equity, interest rate, index and other swaps, which involve the exchange by an investor with another party of their respective commitments, in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fixed Income Fund had invested directly in the asset that yielded the desired return. In the case of interest rate swaps, an investor may exchange with another party their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Use of swaps subjects the investor to risk of default by the counterparties. If there is a default by a counterparty to such a transaction, there may be contractual  remedies  pursuant  to the  agreements  related to the  transaction although contractual remedies may not be sufficient in the event that a counterparty to the transaction is insolvent. The swap market has grown substantially over the years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. An investor may also enter into currency swaps or other swaps which are similar to interest rate swaps but may be surrogates for other instruments such as currency forwards or options.

      PRIVATE ACTIVITY BONDS. The Fixed Income Fund may invest in private activity bonds. The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. The Fixed Income Fund's distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. Sizable investments in these obligations could involve an increased risk to the Fixed-Income Fund should any of the related facilities experience financial difficulties. The obligations of issuers may become subject to laws enacted in the future by Congress, state legislatures, or local governments of referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

      STRIPS. The Fixed Income Fund may invest in stripped securities ("STRIPS"). STRIPS are created by separating the income and principal components of a debt instrument and selling them separately. U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Zero coupon U.S. government securities such as STRIPS are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. STRIPS do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. If the Fixed Income Fund invests in STRIPS, the Fund will accrue income on the investment for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund would forgo the purchase of additional income producing assets with these funds. The value of these instruments tends to fluctuate more in response to changes in interest rates than the value of ordinary interest-paying debt securities with similar maturities. The risk is greater when the period to maturity is longer.

      DEBENTURES. The Fixed Income Fund may invest in debentures. A debenture is a long-term, unsecured, debt instrument backed only by the integrity of the borrower, not by collateral, and documented by an indenture. Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property). The primary risk with this type of investment is that the issuer will default or go into bankruptcy. As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific asset(s) of the issuing firm, so the investor will only be paid from the issuer's assets after the secured creditors have been paid. The Fixed Income Fund may invest in all types of debentures, including corporate and government debentures.

      PIPES. The Fixed Income Fund may invest in PIPEs. PIPEs are Private Investments in Public Equity ("PIPE"), which is the purchase of stock in a company at a discount to the current market value per share for the purpose of raising capital. There are two main types of PIPEs - traditional and structured. A traditional PIPE is one in which stock, either common or preferred, is issued at a set price to raise capital for the issuer. A structured PIPE, on the other hand, issues convertible debt (common or preferred shares). A public company typically issues unregistered equity-linked securities to investors at a discount to the price of the issuer's common stock at the time the deal is closed. The issuer commits to registering the securities with the SEC so they can be resold to the public, typically within 90-120 days. Some of the risks involved are that the selling company could go bankrupt, in which case the Fund may be locked in as the shares go down. In addition, the issuance of PIPES by a company often has a negative impact on the value of the issuing company's securities in the short-term because the issuance floods the market with more shares.

      DEMAND NOTES. The Fixed Income Fund may invest in Variable and Floating Rate Demand Notes. Variable and Floating Rate Demand Notes are notes that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Variable rate demand notes have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. These formulas are designed to result in a market value for the Variable Rate Demand Note or Floating Rate Demand Note that approximates its par value. Variable and Floating Rate Demand Notes are subject to interest rate risks.

      INVERSE FLOATERS. The Fixed Income Fund may invest in inverse floaters. Inverse floaters are municipal obligations on which the interest rates typically fall as market rates increase and increase as market rates fall. Changes in market interest rates or the floating rate of the security inversely affect the residual interest rate of an inverse floater. As a result, the price of an inverse floater will be considerably more volatile than that of a fixed-rate obligation when interest rates change. Inverse floaters are a form of derivative investment. Certain derivatives can be used to increase or decrease the Fixed Income Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fixed Income Fund if the Advisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

      ILLIQUID INVESTMENTS. Each Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees of the Trust ("Trustees"), the Adviser determines the liquidity of the Funds'
investments, and through reports from the Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Funds' investments, the Adviser may consider various factors including: (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. Investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Funds may be unable to dispose of illiquid securities promptly or at reasonable prices.

      RESTRICTED SECURITIES. Within its limitation on investment in illiquid securities, each Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

      OPTIONS. The Advisers Fund may purchase and write put and call options on securities. The Advisers Fund may write a call or put option only if the option is "covered" by the Fund's holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Advisers Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Advisers Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Advisers Fund may be unable to close out a position.

      FUTURES CONTRACTS. The Advisers Fund may invest in futures contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC"). No purchase price is paid or received when the contract is entered into. Instead, the Advisers Fund, upon entering into a futures contract (and to maintain the Fund's open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

      If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Advisers Fund. These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Advisers Fund seeks to earn interest income on its initial and variation margin deposits.

      The Advisers Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by the Advisers Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

      SECURITIES INDEX FUTURES CONTRACTS. The Advisers Fund may invest in securities index futures contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect the Advisers Fund's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

      By establishing an appropriate "short" position in index futures, the Advisers Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, the Advisers Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Advisers Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

      OPTIONS ON FUTURES CONTRACTS. The Advisers Fund may purchase exchange-traded call and put options on futures contracts and write exchange-traded call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

      The Advisers Fund will write options only on futures contracts that are "covered." The Advisers Fund will be considered "covered" with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Fund segregates with its custodian cash, U.S. government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). The Advisers Fund will be considered "covered" with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Fund owns a security deliverable under the futures contract. The Advisers Fund will be considered "covered" with respect to a call option it has written on a securities index future if the Fund owns securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

      Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

      If the Advisers Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Advisers Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund. If the option is exercised, the Advisers Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

      Options on futures contracts can be used by the Advisers Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the

Advisers Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

      The purchase of put options on futures contracts may be used as a means of hedging the Advisers Fund's portfolio against a general decline in market prices. The purchase of a call option on a futures contract may represent a means of hedging the Advisers Fund's portfolio against a market advance when the Fund is not fully invested.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the Advisers Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Advisers Fund's portfolio securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Advisers Fund intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

      LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Options and futures can be volatile instruments and involve certain risks. If the Adviser applies a hedge at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower the Advisers Fund's return. The Advisers Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market. The Advisers Fund will not engage in transactions in futures contracts and related options for speculation. In addition, the Advisers Fund will not purchase or sell futures contracts or related options unless either (1) the futures contracts or options thereon are purchased for "bona fide hedging" purposes (as defined under the CFTC regulations); or (2) if purchased for other purposes, the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are "in-the-money" (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund's total assets. In instances involving the purchase of futures contracts or the writing of put options thereon by the Advisers Fund, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by the Advisers Fund, the securities underlying such futures contracts or options will at all times be maintained by the Fund or, in the case of index futures and related options, the Fund will own securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

      SHORT SALES OF SECURITIES. The Advisers Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale transaction, the Advisers Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs. The Advisers Fund then sells the borrowed security to a buyer in the market, covers the short position by buying shares in the market either (1) at its discretion; or (2) when called by the broker-dealer lender. Until the security is replaced, the Advisers Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan. In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

      The Advisers Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Advisers Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. When the Advisers Fund makes a short sale, the Fund will segregate liquid assets (such as cash, U.S. government securities, or equity securities) on the Fund's books and/or in a segregated account at the Fund's custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker-dealer lender. In determining the amount to be segregated, any securities that have been sold short by the Advisers Fund will be marked to market daily. To the extent the market price of the security sold short increases and more assets are required to meet the Advisers Fund's short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund's short position obligations.

      In addition, the Advisers Fund may make short sales "against the box," i.e., when the Fund sells a security short when the Fund has segregated securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Advisers Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

      INVESTMENTS IN COMPANIES WITH BUSINESS RELATED TO COMMODITIES. As explained under "Fundamental Restrictions" below, the Funds do not invest directly in commodities. However, the Advisers Fund may from time to time invest in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities. For example, the Advisers Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.), or in registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can make sharp movements, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such businesses or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodities markets generally.

      LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Advisers Fund may lend portfolio securities in an amount up to 33% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Adviser has determined are creditworthy under guidelines established by the Trustees. In determining whether the Advisers Fund will lend securities, the Adviser will consider all relevant facts and circumstances. The Advisers Fund may not lend securities to any company affiliated with the Adviser. Each loan of securities will be collateralized by cash, securities, or letters of credit. The Advisers Fund might experience a loss if the borrower defaults on the loan.

      The borrower at all times during the loan must maintain with the Advisers Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Advisers Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Advisers Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Advisers Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Loans are subject to termination at the option of the Advisers Fund or the borrower at any time. The Advisers Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

      INVESTMENT COMPANIES. Each Fund may, from time to time, invest in securities of other investment companies, including, without limitation, money market funds. The Funds expect to rely on Rule 12d1-1 under the 1940 Act when purchasing shares of a money market fund. Under Rule 12d1-1, the Funds may generally invest without limitation in money market funds as long as the Funds pay no sales charge ("sales charge"), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority ("FINRA"), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund ("service fee"); or the investment adviser waives its management fee in an amount necessary to offset any sales charge or service fee. The Funds expect to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds. Under Section 12(d)(1)(F), a Fund may generally acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company's total outstanding stock (the "3% Limitation"). To the extent the 3% Limitation applies to an investment a Fund wishes to make, the Fund may be prevented from allocating its investments in the manner that the Adviser considers optimal. Also, in the event that there is a proxy vote with respect to shares of another investment company purchased and held by a Fund under Section 12(d)(1)(F), then the Fund will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders for instructions regarding how to vote the proxy. Investments in other investment companies subject the Funds to additional operating and management fees and expenses. For example, Fund investors will indirectly bear fees and expenses charged by underlying investment companies in which the Funds invest, in addition to the Funds' direct fees and expenses.

      ETFS. Each Fund may invest in Exchange Traded Funds ("ETFs"). An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index. ETFs are traded on a securities exchange based on their market value. An ETF portfolio holds the same stocks or bonds as the index it tracks, so its market price fluctuates with the value of the index at any given time. ETFs are also subject to the risks of the underlying securities and the market price of shares of ETFs may trade at a discount to their net asset value. ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees fees, and marketing expenses, and ETF shareholders, such as the Funds, pay their proportionate share of these expenses. Your cost of investing in the Funds will generally be higher than the cost of investing directly in ETFs. By investing in the Funds, you will indirectly bear fees and expenses charged by the underlying ETFs in which the Funds invest in addition to the Funds' direct fees and expenses.

      FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. Each Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. A Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. government securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so. A Fund may realize short-term gains or losses upon such sales.

      LACK OF DIVERSIFICATION. Each Fund is a non-diversified fund, which means that it has not made an election to be a "diversified" investment company under the 1940 Act. Many mutual funds elect to be "diversified" funds that, as to 75% of their assets, cannot invest more than 5% of their assets in any one security at any given time. A non-diversified fund is not subject to this limitation, and so it can hold a relatively small number of securities in its portfolio. Even a non-diversified fund has to have some diversification for tax purposes, however. Under the Internal Revenue Code of 1986, all mutual funds are required, at the end of each quarter of the taxable year, to have (1) at least 50% of the market value of its total assets invested in cash, U.S. government securities, the securities of other regulated investment companies, and other securities, limited with respect to any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets, and (2) not more than 25% of the value of its total assets invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

      Subject to the requirements of Internal Revenue Code and each Fund's investment restrictions (see description below under "Investment Restrictions"), the Funds may make significant investments in the securities of a particular issuer, select companies in a particular industry, or select companies in a sector within a particular industry. Such a concentration of Fund investments exposes a Fund to additional risks, and greater potential for significant share price fluctuation. Each Fund may or may not have a diversified portfolio of investments at any given time, and may have large amounts of assets invested in a very small number of companies, industries, or securities. Such lack of diversification substantially increases market risks and the risk of loss associated with an investment in the Funds, because the value of each security will have a greater impact on a Fund's performance and the value of each shareholder's investment. When the value of a security in a non-diversified fund falls, it may have a greater impact on the fund than it would have in a diversified fund.

      TEMPORARY DEFENSIVE POSITIONS. Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. During such an unusual set of circumstances, each Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When a Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

      BORROWING. The Funds may, subject to the restrictions of the 1940 Act, borrow money from banks as a temporary measure. For example, the Funds may borrow money to meet redemption requests or for extraordinary or emergency purposes. In the event a Fund should ever borrow money under these conditions, such borrowing could increase the Fund's costs and thus reduce the value of the Fund's assets.

                             INVESTMENT RESTRICTIONS

      FUNDAMENTAL RESTRICTIONS. The Funds have adopted the following "fundamental restrictions," which cannot be changed without approval by holders of a majority of the outstanding voting shares of the applicable Fund. A "majority" for this purpose means the lesser of (1) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (2) more than 50% of the Fund's outstanding shares.

      As a matter of fundamental policy, the ADVISERS FUND may not:

      1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

      2.    Issue senior securities, except as permitted by the 1940 Act;

      3. Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

      4. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

      5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

      6. Make investments for the purpose of exercising control or management over a portfolio company;

      7. Invest in securities of other registered investment companies, except as permitted under the 1940 Act (which investments may include, without limitation, investments in money market funds);

      8.    Make  loans,   provided   that  the  Fund  may  lend  its  portfolio
securities, and provided further that, for purposes of this restriction, investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements shall not be deemed to be the making of a loan;

      9. Purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

      10. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices; and

      11. Invest 25% or more of its total assets in securities of issuers in any particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      As a matter of fundamental policy, the FIXED INCOME FUND may not:

      1.    Issue senior securities, except as permitted by the 1940 Act;

      2. Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

      3. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

      4. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

      5.    Make  loans,   provided   that  the  Fund  may  lend  its  portfolio
securities, and provided further that, for purposes of this restriction, investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements shall not be deemed to be the making of a loan;

      6. Purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities); and

      7. Invest 25% or more of its total assets in securities of issuers in any particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      NON-FUNDAMENTAL RESTRICTIONS. The Funds have also adopted the following non-fundamental investment restrictions, which may be changed by the Trustees at their discretion.

      As a matter of non-fundamental policy, the ADVISERS FUND may not:

      1. Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs;

      2. Purchase warrants if as a result the Fund would then have more than 5% of its net assets (taken at the lower of cost or current value) invested in warrants; and

      3.    Invest more than 15% of its net assets in illiquid securities.

      As a matter of non-fundamental policy, the FIXED INCOME FUND may not:

      1. Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock or fixed income securities of companies which invest in or sponsor such programs;

      2. Purchase warrants if as a result the Fund would then have more than 5% of its net assets (taken at the lower of cost or current value) invested in warrants;

      3. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

      4. Make investments for the purpose of exercising control or management over a portfolio company; 5. Invest in securities of other registered investment companies, except as permitted under the 1940 Act (which investments may include, without limitation, investments in money market funds);

      6. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices; and

      7.    Invest more than 15% of its net assets in illiquid securities.

      With respect to the "fundamental" and "non-fundamental" investment restrictions, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

      Subject to the general supervision of the Trustees, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds. The Adviser manages each Fund's portfolio in accordance with the terms of the Investment Advisory Agreement by and between the Adviser and the respective Fund (the "Advisory Agreement"), which are described in detail under "Management and Administration
- Investment Adviser" below. The Adviser serves as investment adviser for a number of client accounts, including the Funds. Investment decisions for each Fund will be made independently from those for any other investment companies and accounts advised or managed by the Adviser.

      BROKERAGE SELECTION. The Funds have adopted, and the Trustees have approved, policies and procedures relating to the direction of Fund portfolio securities transactions to brokers. In accordance with these policies and procedures, in selecting brokers to be used in portfolio transactions, the Adviser's general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Adviser considers a number of factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Adviser's past experience with similar trades and other factors that may be unique to a particular order. Recognizing the value of these judgmental factors, the Adviser may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade. The Adviser may not give consideration to sales of shares of the Funds as a factor in selecting brokers to execute portfolio transactions. The Adviser may, however, place portfolio transactions with brokers that promote or sell a Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on the broker's sales efforts.

      Under Section 28(e) of the Securities Exchange Act of 1934 and each Fund's Advisory Agreement, the Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians and other providers. Research may be received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases. In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research related (i.e., not related to the making of investment decisions). Where a research product or service has a mixed use, the Adviser will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

      The research and investment information services described above make available to the Adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Adviser in connection with advisory clients other than the Funds and not all such services may be useful to the Adviser in connection with the Funds. Although such information may be a useful supplement to the Adviser's own investment information in rendering services to the Funds, the value of such research and services is not expected to materially reduce the expenses of the Adviser in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Adviser by the Funds.

      The Funds may invest in securities traded in the over-the-counter market. Transactions in the over-the-counter market are generally transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. When a transaction involves exchange listed securities, the Adviser considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed or effecting the transaction in the institutional market.

      During the fiscal years ended February 28, 2009, February 29, 2008 and February 28, 2007, the Advisers Fund paid brokerage commissions of $32,062, $118,022 and $75,380, respectively. The variances in brokerage commissions paid by the Advisers Fund during the past three fiscal years were primarily attributable to changes in the portfolio turnover due to market conditions. The Fixed Income Fund did not pay any brokerage commissions during each of the past three fiscal years.

      As of February 28, 2009, the Advisers Fund owned common stock issued by Wells Fargo & Company, the parent company of Wells Fargo Investments, LLC (the market value of which was $1,515,670), and the Fixed Income Fund owned a bond issued by Wells Fargo & Company (the market value of which was ($284,753). Wells Fargo Investments, LLC is one of the Trust's "regular broker-dealers" as defined in the 1940 Act.

      AGGREGATED TRADES. While investment decisions for each Fund are made independently from those for any other investment companies and accounts advised or managed by the Adviser, such other advisory clients may invest in the same securities as the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or accounts advised or managed by the Adviser in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account advised or managed by the Adviser, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

      PORTFOLIO TURNOVER. The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. A Fund's portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by the Fund's investment strategy, cash requirements for redemption of shares, and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and each Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could result in higher transaction costs for a Fund and may also result in the realization of taxable short-term capital gains. The portfolio turnover rates of the Advisers Fund for the fiscal years ended February 28, 2009, February 29, 2008 and February 28, 2007 were 23%, 66% and 22%, respectively. The portfolio turnover rates of the Fixed Income Fund for the fiscal years ended February 28, 2009, February 29, 2008 and February 28, 2007 were 37%, 188% and 0%, respectively. The higher portfolio turnover rate of each Fund during the fiscal year ended February 29, 2008 was primarily attributable to a high level of market volatility coupled with changes in the Adviser's assessment of the relative attractiveness of asset and industry sectors and individual securities. The decreased portfolio trading during the fiscal year ended February 28, 2009 was due to market conditions.

                            DESCRIPTION OF THE TRUST

      The Trust, which is a statutory trust organized under Delaware law on November 22, 2002, is an open-end management investment company. The Trust's Amended and Restated Agreement and Declaration of Trust ("Trust Instrument") authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust currently offers two series of shares, the CM Advisers Fund and the CM Advisers Fixed Income Fund. The number of shares of each Fund shall be unlimited. When issued for payment as described in the Prospectus and this SAI, shares of the Funds will be fully paid and non-assessable and shall have no preemptive or conversion rights.

      In the event of a liquidation or dissolution of the Trust or a Fund, shareholders of the Fund being liquidated would be entitled to receive the assets available for distribution belonging to such Fund. Shareholders of a Fund are entitled to participate equally in the net distributable assets of the Fund upon liquidation, based on the number of shares of the Fund that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments that are not readily identifiable as belonging to any particular Fund, the Trustees shall allocate them among any one or more of the Funds as they, in their sole discretion, deem fair and equitable.

      Shareholders of all series of the Trust will vote together and not separately on a series-by-series basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company, such as the Trust, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. A series is affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of the series. The rights of shareholders may not be modified by less than a majority vote. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, Rule 18f-2 also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series.

      Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares of all series of the Trust have equal voting rights and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees. Rights of shareholders cannot be modified by less than a majority vote. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

      The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire; and (2) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.

      The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee's bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

      The Trust will not hold annual shareholders' meetings unless required by law. There will normally be no annual meeting of shareholders in any year in which the election of Trustees by shareholders is not required by the 1940 Act. As set forth in the Trust's By-Laws, shareholders of the Trust have the right, under certain conditions, to call a special meeting of shareholders, including a meeting to consider removing a Trustee.

        BOARD OF TRUSTEES, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS

      The Trustees are responsible for the management and supervision of the Funds. The Trustees approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Funds; and oversee the business activities of the Funds. This section of the SAI provides information about the persons who serve as Trustees and executive officers to the Trust.

      TRUSTEES AND EXECUTIVE OFFICERS. Following are the Trustees and executive officers of the Trust, their age and address, their present position with the Trust, and their principal occupation during the past five years. Those Trustees who are "interested persons" (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser are indicated in the table.

------------------------------------------------------------------------------------------------------------------------------------
                                     POSITION(S)                                                 NUMBER OF
                                      HELD WITH     LENGTH OF       PRINCIPAL OCCUPATION(S)        FUNDS     OTHER DIRECTORSHIPS OF
       NAME, ADDRESS AND AGE            TRUST        SERVICE          DURING PAST 5 YEARS        OVERSEEN       PUBLIC COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Brian R. Bruce (age 53)                Trustee     Since 5/2003  Mr. Bruce has been a                2                None
805 Las Cimas Parkway, Suite 430                                 professor at Southern
Austin, Texas 78746                                              Methodist University since
                                                                 August 2006 and Chief
                                                                 Executive Officer of
                                                                 Hillcrest Asset Management
                                                                 LLC, an institutional asset
                                                                 manager, since September
                                                                 2007.  He was Chief
                                                                 Investment Officer of
                                                                 PanAgora Asset Management
                                                                 from December 1999 to March
                                                                 2007.
------------------------------------------------------------------------------------------------------------------------------------
Mark F. Ivan (age 52)                  Trustee     Since 5/2003  Mr. Ivan has been the               2                None
805 Las Cimas Parkway, Suite 430                                 President of Ivan Capital
Austin, Texas 78746                                              Management, Inc. since June
                                                                 1996.
------------------------------------------------------------------------------------------------------------------------------------
Richard M. Lewis (age 49)              Trustee     Since 5/2003  Mr. Lewis has been the Chief        2                None
805 Las Cimas Parkway, Suite 430                                 Financial Officer of
Austin, Texas 78746                                              Worldcall, Inc., a voice
                                                                 over internet protocol
                                                                 telecom company, since May
                                                                 2004.
------------------------------------------------------------------------------------------------------------------------------------
A. Zorel Paritzky, M.D. (age 67)       Trustee     Since 5/2003  Dr. Paritzky had been a             2                None
805 Las Cimas Parkway, Suite 430                                 physician with Cardiac
Austin, Texas 78746                                              Associates Medical Group,
                                                                 Inc. since 1974.  He retired
                                                                 from active clinical
                                                                 practice in December 2006.
------------------------------------------------------------------------------------------------------------------------------------
William R. Reichenstein, Ph.D.         Trustee     Since 5/2003  Dr. Reichenstein has been a         2       Dr. Reichenstein
(age 57)                                                         professor at Baylor                         serves as an
805 Las Cimas Parkway, Suite 430                                 University since 1990.  He                  independent Trustee of
Austin, Texas 78746                                              is currently the professor                  the Epiphany Funds, a
                                                                 of Finance and the Pat and                  registered management
                                                                 Thomas R. Powers Chair in                   investment company.
                                                                 Investment Management -
                                                                 Finance, Insurance and Real
                                                                 Estate.
------------------------------------------------------------------------------------------------------------------------------------
                                            INTERESTED TRUSTEES* AND EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Arnold Van Den Berg (age 69)**         Trustee,       Since      Mr. Van Den Berg is the             2                None
805 Las Cimas Parkway, Suite 430      Chairman,      11/2002     founder and President of the
Austin, Texas 78746                   President                  Adviser.  He has been a
                                                                 portfolio manager for the
                                                                 Adviser since 1974.  He was
                                                                 a general partner of TL
                                                                 Partners, L.P., a limited
                                                                 partnership investing in
                                                                 real estate, from 1993 to
                                                                 2007.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                     POSITION(S)                                                 NUMBER OF
                                      HELD WITH     LENGTH OF       PRINCIPAL OCCUPATION(S)        FUNDS     OTHER DIRECTORSHIPS OF
       NAME, ADDRESS AND AGE            TRUST        SERVICE          DURING PAST 5 YEARS        OVERSEEN       PUBLIC COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
James D. Brilliant (age 43)**          Trustee,    Since 5/2003  Mr. Brilliant is Vice               2                None
805 Las Cimas Parkway, Suite 430      Treasurer                  President and Senior
Austin, Texas 78746                                              Research Analyst of the
                                                                 Adviser.  He has been with
                                                                 the Adviser since 1986 and
                                                                 is a Chartered Financial
                                                                 Analyst (CFA).
------------------------------------------------------------------------------------------------------------------------------------
Scott Van Den Berg (age 42)**          Trustee,    Since 5/2003  Mr. Van Den Berg is Vice            2                None
805 Las Cimas Parkway, Suite 430      Secretary                  President and Director of
Austin, Texas 78746                                              Client Services of the
                                                                 Adviser and has been with
                                                                 the firm since 1992.  He is
                                                                 a Certified Financial
                                                                 Planner (CFP) and a
                                                                 Chartered Retirement Plan
                                                                 Specialist (CRPS).
------------------------------------------------------------------------------------------------------------------------------------
Aaron S. Buckholtz (age 46)            Trustee     Since 5/2003  Mr. Buckholtz is Vice               2                None
805 Las Cimas Parkway, Suite 430                                 President of Trading and
Austin, Texas 78746                                              Senior Trader of the Adviser
                                                                 and has been with the firm
                                                                 since 1990.  He is a
                                                                 Chartered Financial Analyst
                                                                 (CFA).
------------------------------------------------------------------------------------------------------------------------------------
David V. Swann (age 43)                 Chief         Since      Mr. Swann is a licensed            N/A                N/A
805 Las Cimas Parkway, Suite 430      Compliance     10/2004     attorney and serves as the
Austin, Texas 78746                    Officer                   Adviser's Chief Compliance
                                                                 Officer.  He has been with
                                                                 the Adviser since 2003 and
                                                                 has served as a compliance
                                                                 officer in the investment
                                                                 industry since 2000.
------------------------------------------------------------------------------------------------------------------------------------

* EACH OF THE INTERESTED TRUSTEES IS AN INTERESTED TRUSTEE BECAUSE HE IS AN OFFICER AND EMPLOYEE OF THE ADVISER.

** ARNOLD VAN DEN BERG AND SCOTT VAN DEN BERG ARE RELATED AS FATHER AND SON, RESPECTIVELY. JAMES BRILLIANT IS THE SON-IN-LAW OF ARNOLD VAN DEN BERG AND THE BROTHER-IN-LAW OF SCOTT VAN DEN BERG.

      BOARD COMMITTEES. The Trustees have established the following standing committees:

AUDIT COMMITTEE: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent auditors on behalf of all the Trustees. The Audit Committee also serves as the Trust's qualified legal compliance committee. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met two times during the Trust's last fiscal year.

NOMINATING COMMITTEE: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects and appoints Independent Trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The Nominating Committee meets only as necessary and did not meet during the Trust's last fiscal year. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

PROXY VOTING COMMITTEE: The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how a Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Adviser, principal underwriter or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust's Proxy Voting and Disclosure Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if a Fund should participate in a class action settlement, if called upon by the Adviser, in cases where a class action settlement with respect to which a Fund is eligible to participate presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the

Adviser, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Trust's last fiscal year.

      BENEFICIAL EQUITY OWNERSHIP INFORMATION. The table below shows, for each Trustee, the value of shares of each Fund beneficially owned by him, and the aggregate value of all investments in shares of the Fund complex, as of December 31, 2008, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

----------------------------------------------------------------------------------------------------------
                                                                         AGGREGATE DOLLAR RANGE OF SHARES
                                         DOLLAR RANGE OF SHARES            OF ALL FUNDS IN FUND COMPLEX
        NAME OF TRUSTEE              OF THE FUNDS OWNED BY TRUSTEE              OVERSEEN BY TRUSTEE
----------------------------------------------------------------------------------------------------------
                                           INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------
Brian R. Bruce                     CM Advisers Fund :               A                     A
                                   CM Advisers Fixed Income Fund :  A
----------------------------------------------------------------------------------------------------------

Mark F. Ivan                       CM Advisers Fund :               A                     A
                                   CM Advisers Fixed Income Fund :  A

----------------------------------------------------------------------------------------------------------
Richard M. Lewis                   CM Advisers Fund :               A                     A
                                   CM Advisers Fixed Income Fund :  A
----------------------------------------------------------------------------------------------------------
A. Zorel Paritzky, M.D.            CM Advisers Fund :               A                     A
                                   CM Advisers Fixed Income Fund :  A
----------------------------------------------------------------------------------------------------------

William R. Reichenstein, Ph.D.     CM Advisers Fund :               C                     C
                                   CM Advisers Fixed Income Fund :  A

----------------------------------------------------------------------------------------------------------
                                           INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------
Arnold Van Den Berg                CM Advisers Fund :               E                     E
                                   CM Advisers Fixed Income Fund :  E
----------------------------------------------------------------------------------------------------------
James D. Brilliant                 CM Advisers Fund :               E                     E
                                   CM Advisers Fixed Income Fund :  E
----------------------------------------------------------------------------------------------------------
Scott Van Den Berg                 CM Advisers Fund :               E                     E
                                   CM Advisers Fixed Income Fund :  C
----------------------------------------------------------------------------------------------------------
Aaron S. Buckholtz                 CM Advisers Fund :               E                     E
                                   CM Advisers Fixed Income Fund :  C
----------------------------------------------------------------------------------------------------------

      COMPENSATION. Officers of the Trust and the Trustees who are interested persons of the Trust or the Adviser receive no salary from the Trust. Independent Trustees receive an annual retainer of $4,500, plus $1,250 per Fund per Board meeting attended in person and $250 per Fund per meeting attended by telephone. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at Board or committee meetings. The following table reflects the amount of compensation received by each Trustee during the fiscal year ended February 28, 2009:

-----------------------------------------------------------------------------------------------------------------------
                                 AGGREGATE       PENSION OR RETIREMENT       ESTIMATED       TOTAL COMPENSATION FROM
                                COMPENSATION      BENEFITS ACCRUED AS     ANNUAL BENEFITS      THE FUNDS AND FUND
      NAME OF TRUSTEE          FROM THE FUNDS    PART OF FUND EXPENSES    UPON RETIREMENT    COMPLEX PAID TO TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
                                                INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
Brian R. Bruce                    $11,000                None                  None                 $11,000
-----------------------------------------------------------------------------------------------------------------------
Mark F. Ivan                      $11,000                None                  None                 $11,000
-----------------------------------------------------------------------------------------------------------------------
Richard M. Lewis                  $11,000                None                  None                 $11,000
-----------------------------------------------------------------------------------------------------------------------
A. Zorel Paritzky, M.D.           $11,000                None                  None                 $11,000
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                 AGGREGATE       PENSION OR RETIREMENT       ESTIMATED      TOTAL COMPENSATION FROM
                                COMPENSATION      BENEFITS ACCRUED AS     ANNUAL BENEFITS      THE FUNDS AND FUND
      NAME OF TRUSTEE          FROM THE FUNDS    PART OF FUND EXPENSES    UPON RETIREMENT   COMPLEX PAID TO TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
William R. Reichenstein, Ph.D.    $11,000                None                  None                 $11,000
-----------------------------------------------------------------------------------------------------------------------

                                                 INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
Arnold Van Den Berg                 None                 None                  None                   None
-----------------------------------------------------------------------------------------------------------------------
James D. Brilliant                  None                 None                  None                   None
-----------------------------------------------------------------------------------------------------------------------
Scott Van Den Berg                  None                 None                  None                   None
-----------------------------------------------------------------------------------------------------------------------
Aaron S. Buckholtz                  None                 None                  None                   None
-----------------------------------------------------------------------------------------------------------------------

      PRINCIPAL HOLDERS OF VOTING SECURITIES. As of June 2, 2009, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the then outstanding shares of each of the Advisers Fund and the Fixed Income Fund. On the same date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Advisers Fund and/or the Fixed Income Fund.

-------------------------------------------------------------------------------------------------------------------
          NAME AND ADDRESS                      AMOUNT
          OF RECORD OWNER                    OF OWNERSHIP            PERCENTAGE OWNERSHIP        NAME OF FUND
-------------------------------------------------------------------------------------------------------------------
     Charles Schwab & Co., Inc.          5,954,146.993 shares               33.45%*            CM Advisers Fund
 Special Custody A/C FBO Customers
      Attn: Mutual Funds Dept
      101 Montgomery Street
      San Francisco, CA 94104
-------------------------------------------------------------------------------------------------------------------
     Charles Schwab & Co., Inc.          1,479,400.293 shares               63.19%*            CM Advisers Fixed
 Special Custody A/C FBO Customers                                                                Income Fund
    Attn: Mutual Funds Dept 101
       Montgomery Street San
        Francisco, CA 94104
-------------------------------------------------------------------------------------------------------------------

* THE FUNDS BELIEVE THAT SUCH ENTITY DOES NOT HAVE A BENEFICIAL INTEREST OF SUCH SHARES.

                          MANAGEMENT AND ADMINISTRATION

      INVESTMENT ADVISER. Information about the Adviser, Van Den Berg Management I, Inc. d/b/a CM Fund Advisers, 805 Las Cimas Parkway, Suite 430, Austin, Texas 78746, and its duties and compensation as Adviser is contained in the Prospectus. The Adviser (formerly known as Van Den Berg Management, Inc.) has been engaged in the investment advisory business since 1974 and, as of April 30, 2009, managed approximately $1.9 billion under the assumed (d/b/a) name "Century Management."

      The  Adviser  is  controlled  by  Arnold  Van Den  Berg,  who is the Chief
Executive Officer of the Adviser. Mr. Van Den Berg also serves as the Chairman of the Board of Trustees of the Trust. Mr. Van Den Berg founded the Adviser in 1974, and has worked in the investment management business for over 39 years.

      The Adviser supervises each Fund's investments pursuant to an Advisory Agreement. Each Advisory Agreement was effective for an initial two-year period and will be renewed only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the applicable Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. Each Advisory Agreement is terminable without penalty on 60 days' notice by the Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund. Each Advisory Agreement provides that it will terminate automatically in the event of its assignment.

      The Adviser manages each Fund's investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight of the Trustees. The Adviser is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The Advisers Fund is managed by an investment committee of the Adviser, which consists of 5 members: Arnold Van Den Berg (President and Chairman of the Board of the Adviser), James D. Brilliant (Vice President and Senior Research Analyst of the Adviser), Scott Van Den Berg (Vice President and Director of Client Services of the Adviser), Aaron S. Buckholtz (Vice President and Senior Trader of the Adviser) and Thomas W. Siderewicz
(Portfolio Manager and Research Analyst for the Adviser). The investment committee became responsible for managing the Advisers Fund in 2009; prior to that time, Arnold Van Den Berg and James D. Brilliant were designated as co-portfolio managers of the Fund. Arnold Van Den Berg and James D. Brilliant both continue to play a key role in the management of the Advisers Fund as members of an investment committee. The investment committee is jointly and primarily responsible for the day-to-day management of the Advisers Fund. The Fixed Income Fund is managed by Thomas W. Siderewicz. Mr. Siderewicz became primarily responsible for the Fixed Income Fund in 2009; prior to that time, Arnold Van Den Berg, James D. Brilliant and Mr. Siderewicz were designated as co-portfolio managers of the Fund.

      Under each Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties; or from its reckless disregard of its duties and obligations under the Agreement.

      The Adviser receives a monthly management fee from the Advisers Fund equal to an annual rate of 1.25% the Fund's average daily net assets. In addition, the Adviser and the Advisers Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed to waive its fees and to assume other expenses of the Advisers Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under the Rule 12b-1
Plan) to not more than 2.00% of the average daily net assets of the Fund for the fiscal year ending February 28, 2010. As a result, the Advisers Fund's "Net Annual Fund Operating Expenses" (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) will be limited to 2.25% of average daily net assets. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is approved by the Trustees. For the fiscal years ended February 28, 2009, February 29, 2008 and February 28, 2007, the Adviser received management fees of $2,138,974, $3,278,599 and $2,863,191, respectively.

      The Adviser receives a monthly management fee from the Fixed Income Fund equal to an annual rate of 0.50% of the Fund's average daily net assets. In addition, the Adviser and the Fixed Income Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed to waive its fees and to assume other expenses of the Fixed Income Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses and payments, if any, under the Rule 12b-1 Plan) to not more than 1.50% of the average daily net assets of the Fund for the fiscal year ending February 28, 2010. As a result, the Fixed Income Fund's "Net

Annual Fund Operating Expenses" (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) will be limited to 1.95% of average daily net assets. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is approved by the Trustees. For the fiscal year ended February 28, 2009, the Adviser received management fees of $67,551 (which was net of fee waivers of $7,322). For the fiscal year ended February 29, 2008, the Adviser waived its entire management fee in the amount of $44,479 and reimbursed the Fund for other operating expenses in the amount of $24,040. For the fiscal period ended February 28, 2007, the Adviser waived its entire management fee in the amount of $11,850 and reimbursed the Fund for other operating expenses in the amount of $120,153.

      In addition to the management fee described above, the Adviser may also receive certain benefits from its management of the Funds in the form of brokerage or research services received from brokers under arrangements under
Section 28(e) of the 1934 Act and the terms of each Advisory Agreement. For a description of these potential benefits, see the description under "Portfolio Transactions and Brokerage Allocation - Brokerage Selection."

      COMPENSATION OF PORTFOLIO MANAGERS. The portfolio managers are officers and employees of the Adviser and their compensation varies with the general success of the Adviser as a firm. Each portfolio manager's compensation consists of a fixed annual salary, plus the potential for a discretionary bonus. The portfolio managers' compensation is not directly linked to any specific factors, such as the Funds' performance or asset levels, but these factors may nevertheless affect the performance and profitability of the Adviser and, as a result, indirectly affect the portfolio managers' compensation. Discretionary bonuses are determined by the Adviser's management and are not based on any predetermined criteria or formula, but may be based on, among other things, a portfolio manager's job performance, performance and growth of the Funds, and overall performance and profits of the Adviser.

      OWNERSHIP OF FUND SHARES BY PORTFOLIO MANAGERS. The table below shows the value of Fund shares beneficially owned by each portfolio manager in the Funds as of February 28, 2009, stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F
= $500,001-$1,000,000; and G = over $1,000,000.

--------------------------------------------------------------------------------
                                  DOLLAR RANGE OF            DOLLAR RANGE OF
                                     SHARES OF                  SHARES OF
  NAME OF PORTFOLIO MANAGER      THE ADVISERS FUND        THE FIXED INCOME FUND
--------------------------------------------------------------------------------
     Arnold Van Den Berg                 G                          G
--------------------------------------------------------------------------------
      James D. Brilliant                 F                          A
--------------------------------------------------------------------------------
      Scott Van Den Berg                 E                          C
--------------------------------------------------------------------------------
      Aaron S. Buckholtz                 E                          C
--------------------------------------------------------------------------------
     Thomas W. Siderewicz                E                          A
--------------------------------------------------------------------------------

      OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of February 28, 2009.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                ACCOUNTS       TOTAL ASSETS OF
                                                                 TOTAL          TOTAL        MANAGED  WITH      ACCOUNTS WITH
      NAME OF                                                  NUMBER OF      ASSETS OF       ADVISORY FEE      ADVISORY FEE
     PORTFOLIO                                                 ACCOUNTS        ACCOUNTS         BASED ON          BASED ON
      MANAGER                    TYPE OF ACCOUNTS               MANAGED        MANAGED        PERFORMANCE       PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Arnold                 Registered Investment Companies:            0              $ 0              0                  $ 0
Van Den Berg           Other Pooled Investment Vehicles:           0              $ 0              0                  $ 0
                       Other Accounts:                           2,493       $1.5 billion         145            $104 million
--------------------------------------------------------------------------------------------------------------------------------
James D. Brilliant     Registered Investment Companies:            0              $ 0              0                  $ 0
                       Other Pooled Investment Vehicles:           1         $1.8 million          0                  $ 0
                       Other Accounts:                           2,493       $1.5 billion         145            $104 million
--------------------------------------------------------------------------------------------------------------------------------
Scott                  Registered Investment Companies:            0              $ 0              0                  $ 0
Van Den Berg           Other Pooled Investment Vehicles:           0              $ 0              0                  $ 0
                       Other Accounts:                           2,493       $1.5 billion         145            $104 million
--------------------------------------------------------------------------------------------------------------------------------
Aaron S. Buckholtz     Registered Investment Companies:            0              $ 0              0                  $ 0
                       Other Pooled Investment Vehicles:           0              $ 0              0                  $ 0
                       Other Accounts:                           2,493       $1.5 billion         145            $104 million
--------------------------------------------------------------------------------------------------------------------------------
Thomas W. Siderewicz   Registered Investment Companies:            0              $ 0              0                  $ 0
                       Other Pooled Investment Vehicles:           0              $ 0              0                  $ 0
                       Other Accounts:                           2,504       $1.5 billion         145            $104 million
--------------------------------------------------------------------------------------------------------------------------------

      PORTFOLIO MANAGERS' CONFLICTS OF INTERESTS. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. These other accounts are separately managed private clients and an other pooled investment vehicle ("Other Accounts"). The Other Accounts might have similar investment objectives as a Fund, be compared to the same index a Fund uses for performance comparisons or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Funds.

      KNOWLEDGE OF THE TIMING AND SIZE OF FUND TRADES: A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Funds. The portfolio managers know the size and timing of trades for the Funds and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of a Fund, or vice versa.

      INVESTMENT OPPORTUNITIES: The Adviser provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. For some of these investment strategies, the Adviser may be compensated based on the performance of the account. These incentive compensation structures may create a conflict of interest for the Adviser with regard to Other Accounts where the Adviser is paid based on a percentage of assets in that the Adviser may have an incentive to allocate the investment ideas opportunities that it believes might be the most profitable to the Other Accounts where they might share in investment gains.

      ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT. Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Funds pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the "Service Agreements").

      As Administrator, Ultimus assists in supervising all operations of the Funds (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

      -- prepares and assembles reports required to be sent to the Funds' shareholders and arranges for the printing and dissemination of such reports;
      -- assembles reports required to be filed with the SEC and files such completed reports with the SEC;
      -- arranges for the dissemination to shareholders of the Funds' proxy materials and oversees the tabulation of proxies;
      -- files the Funds' federal income and excise tax returns and the Funds' state and local tax returns;
      --    assists in monitoring  compliance of each Fund's operations with the
            1940 Act and with its investment policies and limitations; and
      --    makes such reports and  recommendations  to the Board of Trustees as the Board reasonably requests or deems appropriate.

      As Fund Accountant, Ultimus maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains prices used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Funds.

      As Transfer Agent, Ultimus performs the following services in connection with the Funds' shareholders: maintains records for each of the Funds' shareholders of record; processes shareholder purchase and redemption orders; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

      Ultimus receives fees from each Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements. The fee payable to Ultimus as Administrator is calculated daily and paid monthly at the annual rate of 0.08% of the average daily net assets of each Fund up to $500 million; 0.05% of such assets between $500 million and $2 billion; 0.04% of such assets between $2 billion and $3 billion; and 0.03% of such assets over $3 billion; subject, however, to a minimum fee with respect to each Fund of $2,000 per month. The fee payable by each Fund to Ultimus as Fund Accountant is $2,000 per month plus an asset based fee at the annual rate of 0.01% of the Fund's average daily net assets up to $500 million and 0.005% of such assets over $500 million. The fee payable by each Fund to Ultimus as Transfer Agent is at the annual rate of $17 per shareholder account, subject to a minimum fee with respect to each Fund of $1,500 per month.

Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until February 9, 2010. The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.

      For services to the Advisers Fund for the fiscal year ended February 28, 2009, Ultimus received $137,057 in administration fees, $41,141 in fund accounting fees and $36,034 in transfer agency fees. For services to the Advisers Fund for the fiscal year ended February 29, 2008, Ultimus received $209,793 in administration fees, $50,221 in fund accounting fees and $41,161 in transfer agency fees. For services to the Advisers Fund for the fiscal year ended February 28, 2007, Ultimus received $58,139 in administration fees, $13,999 in fund accounting fees and $11,785 in transfer agency fees.

      For services to the Fixed Income Fund for the fiscal year ended February 28, 2009, Ultimus received $21,300 in administration fees, $24,246 in fund accounting fees and $18,000 in transfer agency fees. For services to the Fixed Income Fund for the fiscal year ended February 29, 2008, Ultimus received $19,500 in administration fees, $24,892 in fund accounting fees and $15,750 in transfer agency fees. For services to the Fixed Income Fund for the fiscal period ended February 28, 2007, Ultimus received $5,387 in fund administration fees, $6,813 in fund accounting fees and $3,367 in transfer agency fees.

      Prior to November 20, 2006, The Nottingham Management Company d/b/a The Nottingham Company served as the Funds' administrator and fund accountant. For services to the Advisers Fund for the fiscal year ended February 28, 2007, Nottingham received $203,507 in fund administration fees and $43,106 in fund accounting fees. For services to the Fixed Income Fund for the fiscal period ended February 28, 2007, Nottingham received $22,557 in fund administration fees and $22,287 in fund accounting fees.

      Prior to November 20, 2006, North Carolina Shareholder Services, LLC d/b/a NC Shareholder Services, LLC ("NCSS"), served as transfer, dividend paying, and shareholder servicing agent for the Funds. For the fiscal year ended February 29, 2007, NCSS received $22,687 in transfer agency fees from the Advisers Fund and $11,349 in such fees from the Fixed Income Fund.

      DISTRIBUTOR. Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Funds, pursuant to a Distribution Agreement. The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust. The Distributor is a broker-dealer registered with the SEC and a member in good standing of the FINRA and maintains, at its own expense, its qualification as a broker-dealer under all applicable federal or state laws in those states which the Funds shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Funds. Under the Distribution Agreement, the Distributor is paid $6,000 per annum for its services. The Distribution Agreement may be terminated by either party upon 60 days' prior written notice to the other party.

      CUSTODIAN.   U.S.  Bank,  N.A.  (the  "Custodian"),   425  Walnut  Street,
Cincinnati, Ohio 45202, serves as custodian for each Fund's assets. The Custodian acts as the depository for each Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at each Fund's request, and maintains records in connection with its duties as Custodian.

      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Trustees have selected the firm of Briggs, Bunting & Dougherty, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, to serve as the independent registered public accounting firm for the Funds for the current fiscal year and to audit the annual financial statements of the Funds, prepare the Funds' federal, state, and excise tax returns, and consult with the Funds on matters of accounting and taxation. Such firm will audit the financial statements of the Funds at least once each year. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany this SAI whenever requested by a shareholder or a prospective investor.

      LEGAL  COUNSEL.   Kilpatrick   Stockton  LLP,  1001  West  Fourth  Street,
Winston-Salem, North Carolina 27101, serves as legal counsel to the Trust and the Funds.

                                 CODE OF ETHICS

      The Trust, the Adviser and the Distributor each have adopted a code of ethics, as required by applicable law, which are designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which securities may also be held by persons subject to the codes). There can be no assurance that the codes will be effective in preventing such activities. The codes permit employees and officers of the Trust, the Adviser and the Distributor to invest in securities, subject to certain restrictions and pre-approval requirements. In addition, the codes of ethics of the Trust and the Adviser require that portfolio managers and other investment personnel of the Adviser report their personal securities transactions and holdings, which are reviewed for compliance with the codes of ethics.

                          ANTI-MONEY LAUNDERING PROGRAM

      The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. There can be no assurance that the program will be effective in preventing such activities. The Trust's Chief Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Funds' service providers are also responsible for monitoring the program. The anti-money laundering program is subject to the continuing oversight of the Trustees.

                              PROXY VOTING POLICIES

      The Trust has adopted a proxy voting and disclosure policy that delegates to the Adviser the authority to vote proxies for the Funds, subject to oversight of the Trustees. Copies of the Trust's and the Adviser's Proxy Voting and Disclosure Policies are included as Appendix B to this SAI.

      No later than August 31 of each year, the Funds must file Form N-PX with the SEC. Form N-PX discloses how an investment company voted proxies for the prior twelve-month period ended June 30. The Funds' proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by calling the Funds at 1-800-773-3863. This information is also available on the SEC's website at http://www.sec.gov.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Funds and to address possible conflicts of interest. Under the Funds' policy, the Funds and the Adviser generally will not disclose the Funds' portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Trust and the Adviser may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

      Each Fund will make available to the public a complete schedule of its portfolio holdings on a fiscal quarter basis. This information is generally available within 60 days of a Fund's fiscal quarter end and will remain available until the next fiscal quarter's portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-888-859-5856. Each Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Funds' Form N-CSR and Form N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

      The officers of the Trust and/or the officers of the Adviser may share non-public portfolio holdings information with the Funds' service providers that require such information for legitimate business and Fund oversight purposes, such as the Funds' fund accountant and administrator, transfer agent, distributor, custodian, independent registered public accounting firm, and legal counsel as identified in the Prospectus and this SAI; ADP Investor Communication Services, Inc., a proxy voting recordkeeping service providing assistance to the Adviser in voting proxies for the Funds; and Chirp Typesetting and Design, Filepoint EDGAR Services and Financial Graphic Services, Inc., financial edgarizing, typesetting and printing firms. The Funds and/or the Adviser may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Funds' service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

      Non-public portfolio holdings information and other information regarding the investment activities of the Funds also is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing non-public portfolio holdings information to five different rating or ranking organizations. Each disclosure arrangement has been authorized by the Trust and/or the Adviser in accordance with the Funds' disclosure of portfolio holdings policy upon a determination that this disclosure serves a legitimate business purpose of the Funds and that each organization is subject to a duty of confidentiality. Below is a table listing the groups that are currently receiving non-public portfolio holdings information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                RECEIPT OF COMPENSATION
         NAME OF                                               TIMING OF RELEASE AND           OR OTHER CONSIDERATION BY
 RATING OR RANKING GROUP      INFORMATION PROVIDED       CONDITIONS OR RESTRICTIONS ON USE    THE FUND OR AFFILIATED PARTY
---------------------------------------------------------------------------------------------------------------------------

Morningstar, Inc.           CUSIP, description,        Provided monthly. No formal                        None
                            shares/par, market value   conditions or restrictions.

---------------------------------------------------------------------------------------------------------------------------
Lipper                      CUSIP, description,        Provided quarterly, with a 30-day                  None
                            shares/par, market value   lag.  No formal conditions or
                                                       restrictions.   Lipper indicates
                                                       that it will not trade based on the
                                                       Funds' portfolio information, and it
                                                       prohibits its employees from any
                                                       such trading.
---------------------------------------------------------------------------------------------------------------------------
Bloomberg L.P.              CUSIP, description,        Provided quarterly, with a 30-day                  None
                            shares/par, market value   lag.  No formal conditions or
                                                       restrictions.  Bloomberg indicates
                                                       that it requires all employees to
                                                       sign confidentiality agreements
                                                       acknowledging all information
                                                       received during their employment
                                                       must be used for legitimate business
                                                       purposes only.
---------------------------------------------------------------------------------------------------------------------------
Standard & Poors, Inc.      CUSIP, description,        Provided quarterly, with a 30-day                  None
                            shares/par, market value   lag.  No formal conditions or
                                                       restrictions.  S&P indicates that
                                                       its employees are required to follow
                                                       a code of business conduct that
                                                       prohibits them from using portfolio
                                                       information for anything other than
                                                       performing their job
                                                       responsibilities, and S&P employees
                                                       must certify annually that they have
                                                       followed this code of business
                                                       conduct.
---------------------------------------------------------------------------------------------------------------------------
Thomson Financial           CUSIP, description,        Provided quarterly, with a 30-day                  None
                            shares/par, market value   lag.  No formal conditions or
                                                       restrictions.  Thomson Financial
                                                       indicates that it requires all
                                                       employees to sign confidentiality
                                                       agreements acknowledging that all
                                                       information received during their
                                                       employment must be used for
                                                       legitimate business purposes only.
---------------------------------------------------------------------------------------------------------------------------

      The Funds currently do not provide non-public portfolio holdings information to any other third parties. In the future, the Funds may elect to disclose such information to other third parties if the officers of the Trust and/or the Adviser determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Adviser, through its officers, is responsible for determining which other third parties have a legitimate business purpose for receiving the Funds' portfolio holdings information.

      The Trust's policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Adviser and Ultimus are required to report to the Trustees any known disclosure of a Fund's portfolio holdings to unauthorized third parties. The Trust has not entered (and does not intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information.

             PURCHASES, REDEMPTIONS AND SPECIAL SHAREHOLDER SERVICES

      PURCHASES. Reference is made to "How to Buy Shares" in the Prospectus for more information concerning how to purchase shares. Specifically, potential investors should refer to the Prospectus for information regarding purchasing shares by mail or bank wire transfer, and for information regarding telephone exchanges or redemptions. The Prospectus also describes the Funds' automatic investment plan and certain rights reserved by the Funds with respect to orders for Fund shares. The following information supplements the information regarding share purchases in the Prospectus:

      PRICING OF ORDERS. Shares of the Funds will be offered and sold on a continuous basis. The purchase price of shares of each Fund is its net asset value next determined after the order is received, subject to the order being accepted by the Fund in good form. Net asset value is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE") on days that the NYSE is open for regular trading (generally 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under "Net Asset Value" below. Each Fund's net asset value is not calculated on business holidays when the NYSE is closed. An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes will be executed at the price calculated as of that time on the next business day.

      REGULAR ACCOUNTS. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions and withdrawals to or from their account, subject to a 1% redemption fee for withdrawals made within a year of purchase. (For information on the redemption fee, see "How to Redeem Shares - Redemption Fee" in the Prospectus). When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction, along with a summary of the status of the account as of the transaction date.

      PURCHASES IN KIND. Each Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

      SHARE CERTIFICATES. The Funds do not issue stock certificates. Evidence of ownership of shares is provided through entry in the Funds' share registry.
Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

      Each Fund reserves the right in its sole discretion to: (1) suspend the offering of its shares; (2) reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and (3) reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

      REDEMPTIONS. Reference is made to "How to Redeem Shares" in the Prospectus for more information concerning how to redeem shares. Specifically, investors wishing to redeem shares of the Funds should refer to the Prospectus for information regarding redeeming shares by mail, telephone/fax, or bank wire transfer. The Prospectus also describes the Funds' policy regarding accounts that fall below a Fund's required minimums, redemptions in-kind, signature guarantees, and other information about the

Funds'  redemption   policies.   The  following   information   supplements  the
information regarding share redemptions in the Prospectus:

      SUSPENSION OF REDEMPTION PRIVILEGES AND POSTPONEMENT OF PAYMENT. The Funds may suspend redemption privileges or postpone the date of payment (1) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC;
(2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and
(3) for such other periods as the SEC may permit. The Funds may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Funds. No charge is made by the Funds for redemptions other than the possible charge for wiring redemption proceeds, and the assessment of a redemption fee on redemptions of Fund shares occurring within one year following the issuance of such shares. For information on the redemption fee, see "How to Redeem Shares - Redemption Fee" in the Prospectus.

      INVOLUNTARY REDEMPTIONS. In addition to the situations described in the Prospectus under "How to Redeem Shares," a Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time, or to close a shareholder's account if a Fund is unable to verify the shareholder's identity.

      ADDITIONAL INFORMATION. The following is additional information regarding certain services and features related to purchases, redemptions, and distribution of Fund shares. Investors who have questions about any of this information should call the Funds at 1-888-859-5856.

      TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at CM Advisers Family of Funds, c/o Ultimus Fund Solutions, LLC, P. O. Box 46707, Cincinnati, Ohio 45246-0707. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (4) Medallion signature guarantees (see the Prospectus under the heading "How to Redeem Shares - Signatures"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

      DISTRIBUTION PLANS. Each Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 of the 1940 Act (see "Management of the Fund - Distributor and Distribution of Shares" in the Prospectus). As required by Rule 12b-1, the Plans were approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans. The Plans provide that the Trust's Treasurer shall provide to the Trustees, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes of such expenditures.

      Potential benefits of the Plans to the Funds include improved shareholder services, savings to the Funds in transfer agency fees as a percentage of assets (once a Fund has a sufficient number of accounts to exceed the minimum monthly transfer agency fees), savings to the Funds in certain operating expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization. The continuation of each Plan must be considered by the Trustees annually.

      Under the Plan adopted by the Advisers Fund, the Advisers Fund may expend up to 0.25% of its average daily net assets annually to pay for any activity primarily intended to result in the sale of its shares and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made. Such expenditures paid as service fees to any person who sells shares may not exceed 0.25% per annum of the Advisers Fund's average daily net assets.

      Under the Plan adopted by the Fixed Income Fund, the Fixed Income Fund may expend up to 0.45% of its average daily net assets annually to pay for any activity primarily intended to result in the sale of its shares and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made. Such expenditures paid as service fees to any person who sells shares may not exceed 0.25% per annum of the Fixed Income Fund's average daily net assets.

      Expenditures under the Plans may include, without limitation: (a) the printing and mailing of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders of the Funds; (b) expenses relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to shares of the Funds; (c) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Funds, including the performance of the Funds; (d) training sales personnel regarding the Funds; and (e) financing activities that the Distributor determines is primarily intended to result in the sale of Fund shares. The Funds do not participate in any joint distribution activities with other investment companies. By reason of his controlling interest in the Adviser, Arnold Van Den Berg may be deemed to have a financial interest in the operation of the Plans.

      DEALERS. Compensation may be provided to dealers in connection with sales of shares of the Funds. Compensation may include financial assistance to dealers in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as FINRA.

                                 NET ASSET VALUE

      The net asset value ("NAV") per share of each Fund normally is determined at the time regular trading closes on the NYSE (generally 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier). Each Fund's NAV per share is not calculated on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of
July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the NAV per share of the Funds will not be calculated.

      In computing a Fund's NAV, all liabilities incurred or accrued are deducted from its net assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the NAV per share of the Fund.

      The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Fund are valued as follows:

      o Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded.

      o Securities that are listed on an exchange and which are not traded on the valuation date are valued at the closing bid price.

      o Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.

      o Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

      o Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximate market value.

      o Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

      Subject to the provisions of the Trust Instrument, determinations by the Trustees as to the direct and allocable liabilities of a Fund and the allocable portion of any general assets are conclusive. The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.

                           ADDITIONAL TAX INFORMATION

      The following summarizes certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

      Each Fund is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended ("Code") and intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. In order to so qualify, a Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of a Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to the Fund's business of investing in such stock, securities, or currencies, and net income derived from an investment in a "qualified publicly traded partnership" as defined in Code section 851(h). Any income derived by a Fund from a partnership (other than a "qualified publicly traded partnership") or trust is treated as derived with respect to the Fund's business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

      A Fund will not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the Fund's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. Each Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

      The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gains tax rates. The long-term capital gains rate for individual taxpayers is currently at a maximum rate of 15% for transactions occurring prior to January 1, 2011 and 20% for those occurring after December 31, 2010, unless current applicable capital gains rates are changed by Congress. Under current law, the application of the long-term capital gains rates to qualifying corporate dividends will expire for tax years beginning after December 31, 2010, after which such dividends would return to being taxed at ordinary income rates. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rates, provided certain holding period requirements are met.

      Taxable dividends paid by the Funds to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by a Fund as qualifying for the DRD.

      If a Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether the dividend was received in cash or reinvested in additional shares. All taxable dividends paid by a Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent a Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

      Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

      Each Fund will designate (1) any dividend of qualified dividend income as qualified dividend income; (2) any tax-exempt dividend as an exempt-interest dividend; (3) any distribution of long-term capital gains as a capital gain dividend; and (4) any dividend eligible for the corporate dividends received deduction as such in a written notice provided to shareholders after the close of the Funds' taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

      If a Fund declares a dividend in October, November, or December, but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

      A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of February 28, 2009, the CM Advisers Fund had a capital loss carryforward of $16,877,649, which expires on February 28, 2017. In addition, the CM Advisers Fund had net realized capital losses of $9,965,990 during the period November 1, 2008 through February 28, 2009, which are treated for federal income tax purposes as arising during the Fund's tax year ending February 28, 2010. The capital loss carryforward and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

      A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

      If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders in taxable years beginning after December 31, 2002 and before January 1, 2011, to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.

      In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder's holding period for Fund shares. An exchange of shares is treated as a sale and any gain may be subject to tax.

      The Funds will be required in certain cases to withhold and remit to the U.S. Treasury a percentage (presently 28%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Funds that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

      Depending upon the extent of a Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

      Dividends paid by a Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). A Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.

      The Funds will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or reinvested in Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder's cost, and thus, in effect, result in a return of a part of the shareholder's investment.

                      ADDITIONAL INFORMATION ON PERFORMANCE

      From time to time, each Fund's total return may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders. The "average annual total return" of a Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in that Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges. Performance figures will be given for the most recent one, five, or ten year periods or for the life of the Fund if it has not been in existence for any such periods. When considering "average annual total return" figures for periods longer than one year, it is important to note that a Fund's total return for any given year might have been greater or less than its average for the entire period. "Cumulative total return" represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions).

      The following is a brief description of how performance is calculated. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one year, five years and ten years or since inception (as applicable). These are the average annual total rates of return that would equate the initial amount invested to the ending redeemable value.

      The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                 P(1+T)^n = ERV

Where P = a hypothetical initial payment of $1,000
      T = average annual total return
      n = number of years
      ERV = ending redeemable value of a hypothetical initial payment of $1,000

      The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                 P(1+T)^n = ATV
                                               D

Where P = a hypothetical initial payment of $1,000
      T = average annual total return (after taxes on distributions) n = number of years
      ATV  = ending redeemable value of a hypothetical initial payment of
         D $1,000, after taxes on fund distributions but not after taxes on redemption

      The average annual total return (after taxes on distributions and sale of Fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                P(1+T)^n = ATV
                                              DR

Where P = a hypothetical initial payment of $1,000
      T = average annual total return (after taxes on distributions and redemptions)
      n = number of years
      ATV   = ending redeemable value of a hypothetical initial payment of
         DR   $1,000, after taxes on fund distributions and redemption

      The calculation of average annual total returns and aggregate total return assume an initial $1,000 investment and reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

      The table below shows each Fund's average annual total returns for periods ended February 28, 2009:

                                                                SINCE INCEPTION
                                  ONE YEAR      FIVE YEARS       (MAY 13, 2003)
                                  --------      ----------      ----------------
CM Advisers Fund                   -41.21%        -8.39%             -6.13%

                                                                SINCE INCEPTION
                                  ONE YEAR                      (MARCH 24, 2006)
                                  --------                      ----------------
CM Advisers Fixed Income Fund      -0.60%                             6.30%

      From time to time, the Fixed Income Fund may advertise its yield. The yield of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Fund, all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. In particular, yield is determined according to the following formula:

                        Yield = 2 [(A - B/ CD + 1)^76 - 1]

Where A = dividends and interest earned during the period
      B = expenses accrued for the period (net of reimbursements)
      C = average daily number of shares outstanding during the period that were entitled to receive dividends
      D = the maximum offering price per share on the last day of the period

The yield of the Fixed Income Fund for the 30-day period ended February 28, 2009 was 3.74%.

      Each Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Advisers Fund may compare its performance to the Russell 3000 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the U.S. securities markets. The Advisers Fund may also measure its performance against the S&P 500 Index, an unmanaged index of common stock prices of 500 widely held U.S. stocks. The Fixed Income Fund may compare its performance to the Barclays Capital U.S. Aggregate Bond Index, which is generally considered to be representative of the performance of an unmanaged group of bond securities that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals. Each Fund may also occasionally cite statistics to reflect its volatility and risk. Each Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Each Fund may also compare its performance to other reports of the performance of managed accounts of the Adviser. Of course, there can be no assurance that a Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

      Each Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

      As indicated, from time to time each Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

      o LIPPER ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

      o     MORNINGSTAR,    INC.,   an   independent   rating   service,   rates
            NASDAQ-listed mutual funds of all types according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

      Investors may use such indices in addition to the Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing a Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or on the basis of total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds including reinvestment of distributions over a specified period of time.

      From time to time, the Funds may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. Each Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). Each Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. Each Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                              FINANCIAL STATEMENTS

      The Funds' audited financial statements for the fiscal year ended February 28, 2009, including the financial highlights appearing in the Annual Report to shareholders, are incorporated by reference and made a part of this document.

                       APPENDIX A - DESCRIPTION OF RATINGS

Each Fund may acquire from time to time debt securities as described in the Prospectus and this SAI. The Funds are not restricted with respect to yield, maturity, or credit quality of any debt securities, so that the Funds may purchase debt securities that are of high quality "investment grade" ("Investment-Grade Debt Securities") or of lower quality with significant risk characteristics (e.g., "junk bonds"). The various ratings used by nationally recognized statistical rating organizations (each an "NRSRO") are described below.

A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of Investment-Grade Debt Securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR'S(R) RATINGS SERVICES. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Adviser:

      AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

      AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by the Adviser to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

SHORT TERM RATINGS.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY'S INVESTORS SERVICE, INC. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Adviser:

      Aaa - Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

      Aa - Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

      A - Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

      Baa - Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca, or C by Moody's are not considered "Investment-Grade Debt Securities" by the Adviser. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM RATINGS.

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

      P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      P-3  -  Issuers  (or  supporting   institutions)  rated  Prime-3  have  an
      acceptable ability to repay short-term obligations.

      NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term  ratings enhanced
by  the  senior-most   long-term   rating  of  the  issuer,   its  guarantor  or
support-provider.

U.S. MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS.

SHORT-TERM DEBT RATINGS. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels
- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

      MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

      MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

      VMIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      VMIG 2 - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      VMIG 3 - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      SG - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch, Inc. ("Fitch"):

      AAA - Highest credit quality. The rating AAA denotes that the lowest expectation of credit risk. It is assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA - Very high credit quality. The rating AA denotes a very low expectation of credit risk. It indicates a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A - High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

      BBB - Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Adviser to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC, and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, DD, and D indicate a default has occurred.

SHORT-TERM RATINGS.

      F1 - Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

      F2 - Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

      F3 - Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      B - Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term securities rated B, C, and D by Fitch are considered by the Adviser to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings "AAA" category or to the categories below "CCC," nor to short-term ratings other than "F1." The suffix "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

While the foregoing descriptions of the ratings systems used by the Adviser distinguishes between "Investment-Grade Debt Securities" and more speculative debt securities, as stated above the Funds are not limited with respect to the yield, maturity or credit quality of the debt securities in which they invest. Accordingly, each Fund's portfolio may be invested in Investment-Grade Debt Securities or debt securities that are not Investment-Grade Debt Securities in any proportion.


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

                       APPENDIX B - PROXY VOTING POLICIES

The following proxy voting policies are provided:

      (1)   the Trust's Proxy Voting and Disclosure Policy and
      (2)   the  Adviser's  Proxy  Voting and  Disclosure  Policy,  including  a
            detailed   description  of  the  Adviser's   specific  proxy  voting
            guidelines.


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

                           CM ADVISERS FAMILY OF FUNDS

                              AMENDED AND RESTATED
                       PROXY VOTING AND DISCLOSURE POLICY


I.    INTRODUCTION

Effective April 14, 2003, the Securities and Exchange Commission ("SEC") adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (the "Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

The IC Amendments require that the CM Advisers Family of Funds (the "Trust") and each series of the Trust (individually a "Fund" and collectively the "Funds"), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (the "Policy") is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfill their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.   SPECIFIC PROXY VOTING POLICIES AND PROCEDURES

      A.    GENERAL

            The Trust's Board of Trustees ("Board") believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of each Fund's shareholders.

      B.    DELEGATION TO FUND'S ADVISER

            The Board believes that CM Fund Advisers ("CM"), as the Funds' investment adviser, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, CM is hereby delegated the following duties:

            (1)   to make the proxy voting decisions for each Fund; and
            (2) to assist each Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote:
                  (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder;
                  (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

      The Board, including a majority of the independent trustees of the Board, must approve CM's Proxy Voting and Disclosure Policy ("CM's Voting Policy") as it relates to the Funds. The Board must also approve any material changes to CM's Voting Policy no later than four (4) months after adoption by CM.

      C.    CONFLICTS

      In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Policy, a vote shall be considered in the best interest of a Fund's shareholders
      (i) when a vote is cast consistent with a specific voting policy as set forth in CM's Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust's Proxy Voting Committee (as defined below).

      Provided CM is not affiliated with a Fund's principal underwriter or an affiliated person of the principal underwriter and neither the Fund's principal underwriter nor an affiliated person of the principal underwriter has influenced CM with respect to a matter to which the Fund is entitled to vote, a proxy voting decision by CM shall not be considered to present a conflict between the interest of the Fund's shareholders and those of the Fund's principal underwriter or an affiliated person of the principal underwriter.

III.  FUND DISCLOSURE

      A. DISCLOSURE OF FUND POLICIES AND PROCEDURES WITH RESPECT TO VOTING PROXIES RELATING TO PORTFOLIO SECURITIES

      Each Fund will disclose this Policy, or a description of the Policy, to its shareholders by including it as an appendix to its Statement of Additional Information ("SAI") on Form N-1A. Each Fund will also notify its shareholders in the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund's website, if applicable, and by reviewing filings available on the SEC's website at http://www.sec.gov. The Fund will send this description of the Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

      B.    DISCLOSURE OF THE FUND'S COMPLETE PROXY VOTING RECORD

      In accordance with Rule 30b1-4 of the Investment Company Act, the Funds will file Form N-PX with the SEC no later than August 31st of each year. The Funds will disclose on Form N-PX each Fund's complete proxy voting record for the twelve-month period ended June 30th.

      The Funds shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to a Fund was entitled to vote:

      (1)   The name of the issuer of the portfolio security;
      (2) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
      (3) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
      (4)   The shareholder meeting date;
      (5)   A brief identification of the matter voted on;
      (6) Whether the matter was proposed by the issuer or by a security holder;
      (7)   Whether the Fund cast its vote on the matter;
      (8) How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
      (9)   Whether the Fund cast its vote for or against management.

      Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If a Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

      Each Fund shall also include in its annual reports, semi-annual reports, and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund's website at a specified Internet address; and (2) on the SEC's website. If a Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.   RECORDKEEPING

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)   A copy of this Policy;
(ii)  Proxy statements received regarding each Fund's securities;
(iii) Records of votes cast on behalf of each Fund; and
(iv) A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of CM's records.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by CM that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.    PROXY VOTING COMMITTEE

      A.    GENERAL

      The proxy voting committee of the Trust ("Proxy Voting Committee") shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or CM, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand.

      B.    POWERS AND METHODS OF OPERATION

      The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.   OTHER

This Policy may be amended, from time to time, as determined by the Board.


Adopted as of the 7th day of May, 2003.
Amended the 17th day of February, 2006.


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

                     CENTURY MANAGEMENT AND CM ADVISERS FUND

                       PROXY VOTING AND DISCLOSURE POLICY
                      (AMENDED EFFECTIVE FEBRUARY 28, 2006)

I.    INTRODUCTION

      Effective March 10, 2003, the U.S. Securities and Exchange Commission (the "SEC") adopted rule and form amendments under the Investment Advisers Act of 1940 (the "Advisers Act") that address an investment adviser's fiduciary obligation to its clients when the Adviser has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the "Advisers Act Amendments").

      The Advisers Act Amendments require that Century Management and CM Fund Advisers (collectively "Adviser" or "We") adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Adviser has actually voted their proxies.

      This Proxy Voting and Disclosure Policy (the "Policy") is designed to ensure that Adviser complies with the requirements of the Advisers Act Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients or, with respect to series of the CM Advisers Family of Funds advised or managed by the Adviser (individually and collectively the "Fund"), the shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these policies and following the procedures recited herein.

II.   SPECIFIC PROXY VOTING POLICIES AND PROCEDURES

      Adviser believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Adviser is committed to voting corporate proxies in the manner that serves the best interests of their clients.

      The following details Adviser's philosophy and practice regarding the voting of proxies.

      A.    GENERAL

            Adviser believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

      B.    PROCEDURES

            To implement Adviser's proxy voting policies, Adviser has developed the following procedures for voting proxies.

            1. Upon receipt of a corporate proxy by Adviser, the special or annual report and the proxy are submitted to Adviser's proxy voting manager (the "Proxy Manager"), currently James Brilliant. The Proxy Manager or someone under his supervision will then vote the proxy in accordance with this policy.

            2. The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and any other material submitted with the proxy. The Proxy Manager shall take into consideration what vote is in the best interests of clients and the provisions of Adviser's Voting Guidelines in Section C below. The Proxy Manager will then vote the proxies.

            3. The Proxy Manager shall be responsible for maintaining copies of each special or annual report, proxy proposal, and other material submitted with the proxy, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below) or (for the Fund) under Rule 30b1-4 of the Investment Company Act. With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in Adviser's files.

      C.    ABSENCE OF PROXY MANAGER

            In the event that the Proxy Manager is unavailable to vote a proxy, then Aaron Buckholtz shall perform the Proxy Manager's duties with respect to such proxy in accordance with the policies and procedures detailed above.

III.  VOTING GUIDELINES

      While Adviser's policy is to review each proxy proposal on its individual merits, Adviser has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies. These guidelines are set forth below:

      A.    CORPORATE GOVERNANCE

            1.    ELECTION OF DIRECTORS AND SIMILAR MATTERS

                  In an uncontested election, Adviser will generally vote in favor of management's proposed directors. In a contested election, Adviser will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company's Board of Directors, Adviser will review any contested proposal on its merits.

                  Notwithstanding the foregoing, Adviser expects to generally VOTE AGAINST proposals to:

                  o     Adopt  or  continue  the  use  of  a  classified   Board
                        structure; and
                  o Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).
                  o Limit directors' liability and reduce directors' indemnification rights;

            2.    AUDIT COMMITTEE APPROVALS

                  Adviser generally supports proposals that help ensure that a company's auditors are independent and capable of delivering a fair and accurate opinion of a company's finances. Adviser will generally vote to ratify management's recommendation and selection of auditors.

            3.    SHAREHOLDER RIGHTS

                  Adviser will consider all proposals that will have a material effect on shareholder rights on a case-by-case basis. Notwithstanding the foregoing, Adviser expects to generally SUPPORT proposals to:

                  o Adopt confidential voting and independent tabulation of voting results; and
                  o     Require shareholder approval of poison pills;

                  And expects to generally VOTE AGAINST proposals to:

                  o     Adopt super-majority voting requirements; and
                  o Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

            4. ANTI-TAKEOVER MEASURES, CORPORATE RESTRUCTURINGS AND SIMILAR MATTERS

                  Adviser may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company's stock.

                  Notwithstanding the foregoing, Adviser expects to generally SUPPORT proposals to:

                  o Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);
                  o Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and
                  o     Require shareholder approval of "poison pills."

                  And expects to generally VOTE AGAINST proposals to:

                  o     Adopt classified boards of directors;
                  o Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and
                  o Require a company to consider the non-financial effects of mergers or acquisitions.

            5.    CAPITAL STRUCTURE PROPOSALS

                  Adviser will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.

                  Notwithstanding the foregoing, Adviser expects to generally SUPPORT proposals to:

                  o     Favor preemptive rights.

      B.    COMPENSATION

            1.    GENERAL

                  Adviser generally supports proposals that encourage the disclosure of a company's compensation policies. In addition, Adviser generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Adviser may consider any contested proposal related to a company's compensation policies on a case-by-case basis.

                  Notwithstanding the foregoing, Adviser expects to generally SUPPORT proposals to:

                  o     Require shareholders approval of golden parachutes

                  And expects to generally VOTE AGAINST proposals to:

                  o Adopt measures that appear to the Proxy Manager to arbitrarily change executive or employee benefits.

            2.    STOCK OPTION PLANS AND SHARE ISSUANCES

                  Adviser evaluates proposed stock option plans and share issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, Adviser may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, we generally will vote against stock option plans. However, we will review these proposals on a case-by-case basis to determine that shareholders interests are being represented. We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

                  Notwithstanding the foregoing, Adviser expects to generally VOTE AGAINST proposals to:

                  o Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

      C.    CORPORATE RESPONSIBILITY AND SOCIAL ISSUES

            Adviser generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company's management that should be addressed solely by the company's management. These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

            Adviser will generally VOTE AGAINST proposals involving corporate responsibility and social issues, although Adviser may vote for corporate responsibility and social issue proposals that Adviser believes will have substantial positive economic or other effects on a company or the company's stock.

IV.   CONFLICTS

      In cases where Adviser is aware of a conflict between the interests of a client(s) and the interests of Adviser or an affiliated person of Adviser (e.g., a portfolio holding is a client or an affiliate of a client of Adviser), the Adviser will take the following steps:

      A. With respect to clients that are registered investment companies, the Adviser will notify the client of the conflict and will vote the client's shares in accordance with the instructions of the client's Board of Trustees; and

      B.    With respect to other clients, the Adviser will:

            1. vote matters that are specifically covered by this Proxy Voting Policy (e.g., matters where the Adviser's vote is strictly in accordance with this Policy and not in its discretion) in accordance with this Policy; and

            2. for other matters, will engage an independent third party (e.g., a proxy voting service) to review issues and vote proxies based on their determination of what is in the best interest of the client(s).

V.    ADVISER DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

      Rule 206(4)-6 requires Adviser to disclose in response to any client request how the client can obtain information from Adviser on how its securities were voted. Adviser will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Adviser. Upon receiving a written request from a client, Adviser will provide the information requested by the client within a reasonable amount of time.

      Rule 206(4)-6 also requires Adviser to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Adviser will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Adviser will provide a copy of this policy within a reasonable amount of time.

      If approved by the client, this policy and any requested records may be provided electronically.

VI.   RECORDKEEPING

      Adviser shall keep the following records for a period of at least five years, the first two in an easily accessible place:

      (i)   A copy of this Policy;
      (ii)  Proxy statements received regarding client securities;
      (iii) Records of votes cast on behalf of clients;
      (iv) Any documents prepared by Adviser that were material to making a decision how to vote, or that memorialized the basis for the decision;
      (v)   Records of client requests for proxy voting information, and
      (vi) With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

      The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by Adviser and, upon reasonable written request, shall deliver such records to the Fund. These records may be kept as part of Adviser's records.

      Adviser may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Adviser that are maintained with a third party such as a proxy voting service, provided that Adviser has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

VII.  AMENDMENTS

      This policy may be amended at any time by Adviser, provided that material changes to this policy that affect proxy voting for a registered investment company managed by the Adviser shall be ratified by such registered investment company within four (4) months of adoption by Adviser.

PART C.     OTHER INFORMATION
            -----------------

ITEM 23.    EXHIBITS

    (a) Amended and Restated Agreement and Declaration of Trust ("Trust Instrument") for the CM Advisers Family of Funds ("Registrant") (1)

    (b)     Amended and Restated By-Laws for the Registrant (1)

    (c) Articles III, V, and VI of the Trust Instrument, Exhibit 23(a) hereto, defines the rights of holders of the securities being registered.

    (d)(1) Investment Advisory Agreement between the Registrant and Van Den Berg Management, Inc. d/b/a CM Fund Advisers ("Adviser"), as advisor to the CM Advisers Fund (1)

    (d)(2)  Investment   Advisory  Agreement  between  the  Registrant  and  the
            Adviser, as advisor to the CM Advisers Fixed Income Fund (2)

    (e) Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC (3)

    (f)     Not Applicable

    (g)     Custody Agreement between the Registrant and U.S. Bank, N.A. (3)

    (h)(1) Expense Limitation Agreement between the Registrant and the Adviser for the CM Advisers Fund (1)

    (h)(2) Expense Limitation Agreement between the Registrant and the Adviser for the CM Advisers Fixed Income Fund (2)

    (h)(3) Administration Agreement between the Registrant and Ultimus Fund Solutions, LLC (3)

    (h)(4) Fund Accounting Agreement between the Registrant and Ultimus Fund Solutions, LLC (3)

    (h)(5) Transfer Agent and Shareholder Services Agreement between the Registrant and Ultimus Fund Solutions, LLC (3)

    (i) Opinion and Consent of Kilpatrick Stockton LLP regarding the legality of securities registered with respect to the Registrant (1)

    (j)     Consent  of  Briggs,   Bunting  &   Dougherty,   LLP,   Registrant's
            independent registered public accounting firm - Filed herewith

    (k)     Not applicable

    (l)     Initial Subscription Agreement (1)

    (m)(1)  Distribution Plan under Rule 12b-1 for the CM Advisers Fund (1)

    (m)(2) Distribution Plan under Rule 12b-1 for the CM Advisers Fixed Income Fund (2)

    (n)     Not Applicable

    (o)     Reserved

    (p)(1)  Code of Ethics of the Registrant (4)

    (p)(2)  Code of Ethics of the Adviser - Filed herewith

    (p)(3)  Code of Ethics of Ultimus Fund Distributors, LLC (4)

    Other   Powers of Attorney (3)

-----------------------

1. Incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1 on Form N-1A filed on May 12, 2003
2. Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 5 on Form N-1A filed on March 15, 2006
3. Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 7 on Form N-1A filed on June 29, 2007
4. Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 8 on Form N-1A filed on June 27, 2008

ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

      No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 25.    INDEMNIFICATION

      Under  Delaware  statutes,  Section  3817  of the  Treatment  of  Delaware
Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the statutory trust. The Registrant's Trust Instrument contains the following provisions:

      "Article VII. Section 2. INDEMNIFICATION AND LIMITATION OF LIABILITY. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

      Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

      Article VII. Section 3. INDEMNIFICATION.

      (a) Subject to the exceptions and limitations contained in Subsection (b) below:

            (i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

            (ii) as used herein, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      (b) No indemnification shall be provided hereunder to a Covered Person:

            (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

            (ii) in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

      (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

      (d) To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

      (e) Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption."

      The Investment Advisory Agreements with the Adviser provide that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services as defined in the Agreement (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the Investment Company Act of 1940) or a loss resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, the Agreement. The Investment Advisory Agreements further provide that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Registrant's registration statement under the Investment Company Act of 1940 or the Securities Act of 1933, except for information supplied by the Adviser for inclusion therein, and that the Registrant agrees to indemnify the Adviser to the full extent permitted by the Registrant's Trust Instrument.

      The Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Registrant will indemnify and hold harmless the Distributor and each person who has been, is, or may hereafter be a director, officer, employee, shareholder or control person of Distributor against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys' fees) reasonably incurred by any of them in connection with the matters to which the Agreement relates, except a loss resulting from the failure of the Distributor or any such other person to comply with applicable law or the terms of the Agreement, or from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of the Distributor's duties or from the reckless disregard by any of such persons of the Distributor's obligations and duties under the Agreement, for all of which exceptions the Distributor shall be liable to the Registrant.

      The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant and its Trustees and officers, as well as the Adviser. Coverage under the policy generally includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty, with exceptions.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

      The description of the Adviser is found under the caption of "Management and Administration -Investment Adviser" in the Prospectus and under the caption "Management and Administration - Investment Adviser" in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. The Adviser provides investment advisory services to other persons or entities other than the Registrant. The directors and officers of the Adviser have not been engaged as directors, officers, employees, partners, or trustees within the last two fiscal years in any other business ventures of a substantial nature (other than those resulting from their roles as officers and directors of the Adviser).

ITEM 27.    PRINCIPAL UNDERWRITER

      (a) Ultimus Fund Distributors, LLC (the "Distributor") also acts as the principal underwriter for Hussman Investment Trust, Williamsburg Investment Trust, The Berwyn Funds, The Cutler Trust, Oak Value Trust, Profit Funds Investment Trust, Veracity Funds, Schwartz Investment Trust, The GKM Funds, Stadion Investment Trust, The Piedmont Investment Trust, Gardner Lewis Investment Trust, The RAM Funds, Stralem Fund, Veracity Funds, AlphaMark Investment Trust and The Destination Funds, other open-end investment companies.

                                 Position with                  Position with
      (b)   Name                 Distributor                    Registrant
            -------------------  ---------------------------    ------------------------
            Robert G. Dorsey     President/Managing Director    Assistant Vice President
            Mark J. Seger        Treasurer/Managing Director    Assistant Treasurer
            John F. Splain       Secretary/Managing Director    Assistant Secretary
            Theresa M. Bridge    Vice President                 Assistant Treasurer
            Wade R. Bridge       Vice President                 None
            Craig J. Hunt        Vice President                 None
            Steven F. Nienhaus   Vice President                 None
            Jeffrey Moeller      Vice President                 None
            Tina H. Bloom        Vice President                 Assistant Secretary
            Shanda S. Gentry     Chief Compliance Officer       Assistant Vice President

            The address of the Distributor and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

      (c)   Inapplicable

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS

      Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or the Adviser, 805 Las Cimas Parkway, Suite 430, Austin, Texas 78746. Certain records, including records relating to the possession of the Registrant's securities, may be maintained at the offices of the Registrant's custodian, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202.

ITEM 29.    MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B

      None.

ITEM 30.    UNDERTAKINGS

      None.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Act of 1933 ("Securities Act"), and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereto duly authorized, in the City of Austin, and State of Texas on this 26th day of June, 2009.

                                          CM ADVISERS FAMILY OF FUNDS

                                          By:  /s/ Arnold Van Den Berg
                                               ---------------------------------
                                               Arnold Van Den Berg, President

      Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

                                                  Date
                                              -------------

/s/ Arnold Van Den Berg                       June 26, 2009
-------------------------------------------
Arnold Van Den Berg, Trustee and President


/s/ James D. Brilliant                        June 26, 2009
-------------------------------------------
James D. Brilliant, Trustee and Treasurer


                   *                          June 26, 2009
-------------------------------------------
Brian R. Bruce, Trustee


                   *                          June 26, 2009
-------------------------------------------
Aaron S. Buckholtz, Trustee                                By: /s/ Tina H. Bloom
                                                               -----------------
                                                               Tina H. Bloom
                                                               Attorney-in-fact*
                   *                          June 26, 2009    June 26, 2009
-------------------------------------------
Mark F. Ivan, Trustee


                   *                          June 26, 2009
-------------------------------------------
Richard M. Lewis, Trustee


                   *                          June 26, 2009
-------------------------------------------
A. Zorel Paritzky, M.D., Trustee


                   *                          June 26, 2009
-------------------------------------------
William R. Reichenstein, Ph.D., Trustee


                   *                          June 26, 2009
-------------------------------------------
Scott Van Den Berg, Trustee and Secretary

                                INDEX TO EXHIBITS
                                -----------------

  Item
---------

23(j)       Consent of Independent Registered Public Accounting Firm

23(p)(2)    Code of Ethics of CM Fund Advisers